As filed with the SEC on                     .         Registration No. 33-57186
                         --------------------


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM S-6


                         Post-Effective Amendment No. 14


                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
               OF SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED
                                 ON FORM N-8B-2

                                   ----------

                            PRUCO LIFE OF NEW JERSEY
                          VARIABLE APPRECIABLE ACCOUNT
                              (Exact Name of Trust)

                   PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                               (Name of Depositor)

                              213 Washington Street
                          Newark, New Jersey 07102-2992
                                 (800) 778-2255
          (Address and telephone number of principal executive offices)

                                   ----------

                                Thomas C. Castano
                               Assistant Secretary
                   Pruco Life Insurance Company of New Jersey
                              213 Washington Street
                          Newark, New Jersey 07102-2992
                     (Name and address of agent for service)

                                    Copy to:
                                Jeffrey C. Martin
                                 Shea & Gardner
                         1800 Massachusetts Avenue, N.W.
                             Washington, D.C. 20036

                                   ----------


It is proposed that this filing will become effective (check appropriate space):

         / / immediately upon filing pursuant to paragraph (b) of Rule 485


         /X/ on   May 1, 2002       pursuant to paragraph (b) of Rule 485
              -------------------
                   (date)
         / / 60 days after filing pursuant to paragraph (a) of Rule 485


         / / on                           pursuant to paragraph (a) of Rule 485
                -------------------------
                         (date)

                              CROSS REFERENCE SHEET
                          (as required by Form N-8B-2)

         N-8B-2 Item Number                 Location
         ------------------                 --------

                 1.                         Cover Page

                 2.                         Cover Page

                 3.                         Not Applicable

                 4.                         Sale of the Contract and Sales Commissions

                 5.                         Pruco Life of New Jersey Variable Appreciable Account

                 6.                         Pruco Life of New Jersey Variable Appreciable Account

                 7.                         Not Applicable

                 8.                         Not Applicable

                 9.                         Litigation

                10.                         Brief  Description  of  the  Contract;  Short-Term  Cancellation Right  or  "Free-Look";
                                            Transfers; How the Contract Fund Changes with Investment Experience;  How  a  Contract's
                                            Death Benefit Will Vary; Surrender  of  a  Contract; Withdrawal of Excess Cash Surrender
                                            Value;  When Proceeds  are  Paid;  Contract  Loans;  Lapse  and  Reinstatement;  Paid-Up
                                            Insurance Option; Reduced Paid-Up Insurance Option; The Fixed-Rate Option; Voting Rights

                11.                         Brief Description of the Contract; Pruco Life of New Jersey Variable Appreciable Account

                12.                         Cover Page; Brief Description of the Contract; Flexible Portfolios; Sale of
                                            the Contract and Sales Commissions

                13.                         Brief Description of the Contract; Premiums; Allocation of Premiums; Contract
                                            Fees and Charges; Reduction of Charges for Concurrent Sales to Several
                                            Individuals; Sale of the Contract and Sales Commissions

                14.                         Brief Description of the Contract; Detailed Information for Prospective Contract Owners

                15.                         Brief Description of the Contract; Premiums; Allocation of Premiums; Transfers;
                                            General Information About Pruco Life of New Jersey Variable Appreciable Account,
                                            and The Fixed Rate Option

                16.                         Brief Description of the Contract; Detailed Information for Prospective Contract Owners

         N-8B-2 Item Number                 Location
         ------------------                 --------

                17.                         Surrender of a Contract; Withdrawal of Excess Cash Surrender Value; When Proceeds
                                            are Paid

                18.                         Pruco Life of New Jersey Variable Appreciable Account; How the Contract Fund
                                            Changes with Investment Experience

                19.                         Reports to Contract Owners

                20.                         Not Applicable

                21.                         Contract Loans

                22.                         Not Applicable

                23.                         Not Applicable

                24.                         Other Standard Contract Provisions

                25.                         Brief Description of the Contract

                26.                         Brief Description of the Contract; Contract Fees and Charges

                27.                         Brief Description of the Contract

                28.                         Brief Description of the Contract; Directors and Officers of Pruco Life of New Jersey

                29.                         Brief Description of the Contract

                30.                         Not Applicable

                31.                         Not Applicable

                32.                         Not Applicable

                33.                         Not Applicable

                34.                         Not Applicable

                35.                         Brief Description of the Contract

                36.                         Not Applicable

                37.                         Not Applicable

                38.                         Sale of the Contract and Sales Commissions

                39.                         Sale of the Contract and Sales Commissions

                40.                         Not Applicable

                41.                         Sale of the Contract and Sales Commissions

                42.                         Not Applicable

                43.                         Not Applicable

         N-8B-2 Item Number                 Location
         ------------------                 --------

                44.                         Brief Description of the Contract; How the Contract Fund Changes with Investment
                                            Experience; How a Contract's Death Benefit Will Vary

                45.                         Not Applicable

                46.                         Brief Description of the Contract; Pruco Life of New Jersey Variable Appreciable
                                            Account

                47.                         Pruco Life of New Jersey Variable Appreciable Account

                48.                         Not Applicable

                49.                         Not Applicable

                50.                         Not Applicable

                51.                         Not Applicable

                52.                         Not Applicable

                53.                         Tax Treatment of Contract Benefits

                54.                         Not Applicable

                55.                         Not Applicable

                56.                         Not Applicable

                57.                         Not Applicable

                58.                         Not Applicable

                59.                         Financial Statements; Financial Statements of the PRUvider Variable Appreciable
                                            Life Subaccounts of Pruco Life of New Jersey Variable Appreciable Account;
                                            Financial Statements of Pruco Life Insurance Company of New Jersey

                                     PART I

                       INFORMATION REQUIRED IN PROSPECTUS

PROSPECTUS


May 1, 2002


PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

PRUvider(SM)
Variable Appreciable Life(R)
Insurance Contract

This prospectus describes an individual variable life insurance contract (the "Contract") offered by Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey", "us", "we", or "our") under the name PRUvider(SM) Variable Appreciable Life(R) Insurance. Pruco Life of New Jersey, a stock life insurance company, is an indirect, wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential").

As of May 1, 1999, Pruco Life of New Jersey no longer offered these Contracts for sale.

You, the Contract owner, may choose to invest your Contract's premiums and their earnings in one or more of the following ways:

o Invest in either one or both of two available variable investment options of the Pruco Life of New Jersey Variable Appreciable Account (the "Account"), each of which invests in a corresponding portfolio of The Prudential Series Fund, Inc. (the "Series Fund"): the Conservative Balanced Portfolio and the Flexible Managed Portfolio. Pruco Life of New Jersey may add additional variable investment options in the future.

o Invest in the fixed-rate option, which pays a guaranteed interest rate. Pruco Life of New Jersey will credit interest daily on any portion of the premium payment that you have allocated to the fixed-rate option at rates periodically declared by Pruco Life of New Jersey, in its sole discretion. Any such interest rate will never be less than an effective annual rate of 4%.

This prospectus describes the Contract generally and the Account. The attached prospectus for the Series Fund and the Series Fund's statement of additional information describe the investment objectives and the risks of investing in the Series Fund portfolios. Pruco Life of New Jersey may add additional options in the future. Please read this prospectus and keep it for future reference.

The  Securities   and  Exchange   Commission   ("SEC")   maintains  a  Web  site
(http://www.sec.gov) that contains material incorporated by reference and other information regarding registrants that file electronically with the SEC.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.


                   Pruco Life Insurance Company of New Jersey
                              213 Washington Street
                          Newark, New Jersey 07102-2992
                            Telephone: (800) 778-2255

PRUvider is a service mark of Prudential.
Appreciable Life is a registered mark of Prudential.

                                TABLE OF CONTENTS


                                                                                                                              Page
                                                                                                                              ----
DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS...........................................................................1

INTRODUCTION AND SUMMARY.......................................................................................................2
   Brief Description of the Contract...........................................................................................2
   Charges.....................................................................................................................2
   Premium Payments............................................................................................................2
   Lapse and Guarantee Against Lapse...........................................................................................3

GENERAL INFORMATION ABOUT PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY, PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT,
  THE VARIABLE INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT, AND THE FIXED-RATE OPTION .....................................4
   Pruco Life Insurance Company of New Jersey..................................................................................4
   Pruco Life of New Jersey Variable Appreciable Account.......................................................................4
   The Prudential Series Fund, Inc.............................................................................................4
   Voting Rights...............................................................................................................5
   The Fixed-Rate Option.......................................................................................................5

DETAILED INFORMATION FOR CONTRACT OWNERS.......................................................................................6
   Contract Fees and Charges...................................................................................................6
   Requirements for Issuance of a Contract.....................................................................................9
   Short-Term Cancellation Right or "Free-Look"................................................................................9
   Reduction of Charges for Concurrent Sales to Several Individuals...........................................................10
   Contract Date..............................................................................................................10
   Premiums...................................................................................................................10
   Allocation of Premiums.....................................................................................................11
   Transfers..................................................................................................................12
   How the Contract Fund Changes with Investment Experience...................................................................12
   How a Contract's Death Benefit Will Vary...................................................................................13
   Withdrawal of Excess Cash Surrender Value..................................................................................13
   Illustrations of Cash Surrender Values, Death Benefits,....................................................................14
   and Accumulated Premiums...................................................................................................14
   Contract Loans.............................................................................................................15
   Surrender of a Contract....................................................................................................15
   Lapse and Reinstatement....................................................................................................15
   Paid-Up Insurance Option...................................................................................................16
   Reduced Paid-Up Insurance Option...........................................................................................17
   When Proceeds Are Paid.....................................................................................................17
   Living Needs Benefit.......................................................................................................17
   Reports to Contract Owners.................................................................................................18
   Tax Treatment of Contract Benefits.........................................................................................18
   Riders.....................................................................................................................20
   Legal Considerations Relating to Sex-Distinct Premiums and Benefits........................................................20
   Other Standard Contract Provisions.........................................................................................20
   Paying Premiums by Payroll Deduction.......................................................................................21
   Sale of the Contract and Sales Commissions.................................................................................21
   State Regulation...........................................................................................................21
   Experts....................................................................................................................22
   Litigation and Regulatory Proceedings......................................................................................22
   Additional Information.....................................................................................................23
   Financial Statements.......................................................................................................23

DIRECTORS AND OFFICERS........................................................................................................24

FINANCIAL STATEMENTS OF THE PRUvider VARIABLE APPRECIABLE LIFE SUBACCOUNTS OF PRUCO LIFE OF NEW JERSEY VARIABLE
 APPRECIABLE ACCOUNT .........................................................................................................A1

FINANCIAL STATEMENTS OF PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY............................................................B1

                          DEFINITIONS OF SPECIAL TERMS
                             USED IN THIS PROSPECTUS

attained age--The insured's age on the Contract date plus the number of Contract years since then.

cash surrender value--The amount payable to the Contract owner upon surrender of the Contract. It is equal to the Contract Fund minus any Contract debt and applicable charges during the first 10 Contract years.

Contract--Pruco Life of New Jersey Variable Appreciable Life Insurance Policy, an individual variable life insurance contract.

Contract anniversary--The same date as the Contract date in each later year.

Contract date--The date the Contract is issued, as specified in the Contract.

Contract debt--The principal amount of all outstanding loans plus any interest we have charged that is not yet due and that we have not yet added to the loan.

Contract Fund--The total amount at any time credited to the Contract. On any date, it is equal to the sum of the amounts in the variable investment options and the fixed-rate option, and the principal amount of any Contract debt plus any interest earned thereon.

Contract owner--You. Unless a different owner is named in the application, the owner of the Contract is the insured.

Contract year--A year that starts on the Contract date or on a Contract anniversary.

death benefit--The amount payable upon the death of the insured before the deduction of any outstanding Contract debt.

face amount--The amount[s] of life insurance as shown in the Contract's schedule of face amounts.

fixed-rate option--An investment option under which interest is accrued daily at a rate that Pruco Life declares periodically, but not less than an effective annual rate of 4%.

issue age--The insured's age as of the Contract date.

loan value--The maximum amount that a Contract owner may borrow.

Monthly date--The Contract date and the same date in each subsequent month.

Pruco Life Insurance Company of New Jersey--Us, we, our, Pruco Life of New Jersey. The company offering the contract.

Pruco Life of New Jersey Variable Appreciable Account (the "Account")--A separate account of Pruco Life of New Jersey registered as a unit investment trust under the Investment Company Act of 1940.

The Prudential Series Fund, Inc. (the "Series Fund")--A mutual fund with separate portfolios, one or more of which may be chosen as an underlying investment for the Contract.

subaccount--An investment division of the Account, the assets of which are invested in the shares of the corresponding portfolio of the Series Fund.

us, we, our--Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey").

valuation period--The period of time from one determination of the value of the amount invested in a subaccount to the next. Such determinations are made when the net asset values of the portfolios of the Series Fund are calculated, which is generally at 4:00 p.m. Eastern time on each day during which the New York Stock Exchange is open.

variable investment option--The two portfolios available in the Series Fund.

you--The owner of the Contract.

                            INTRODUCTION AND SUMMARY

This summary provides only an overview of the more significant provisions of the Contract. We provide further detail in the subsequent sections of this prospectus and in the Contract.

As of May 1, 1999, Pruco Life of New Jersey no longer offered these Contracts for sale.

Brief Description of the Contract

The Pruco Life of New Jersey PRUvider Variable Appreciable Life Insurance Contract (the "Contract") is a form of flexible premium variable life insurance. It was issued by Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey", "us", "we", or "our"). It is based on a Contract Fund, the value of which changes every business day. The Contract Fund represents the total amount credited to a specific Contract. On any date it is equal to the sum of the amounts invested in the variable investment options and the fixed-rate option, and the principal amount of any Contract debt plus any interest earned thereon. There is a surrender charge if you decide to surrender the Contract during the first 10 Contract years.


A broad objective of the Contract is to provide benefits that will increase in value if favorable investment results are achieved. You choose whether to invest in one or both variable investment options and/or the fixed-rate option. Whenever you pay a premium, Pruco Life of New Jersey first deducts certain charges and, except for amounts allocated to the fixed-rate option, puts the remainder - the "net premium" - into the Account. The money allocated to each variable investment option is immediately invested in a corresponding portfolio of The Prudential Series Fund, Inc. (the "Series Fund"), a series mutual fund for which Prudential Investments LLC ("PI") is the investment adviser. The two Series Fund portfolios " the Conservative Balanced Portfolio and the Flexible Managed Portfolio " differ in the amount of risk associated with them and are described in more detail on page 5.


Variable life insurance contracts are unsuitable as short-term savings vehicles. Withdrawals and loans may negate any guarantee against lapse (see Lapse and Reinstatement, page 15) and possibly may result in adverse tax consequences. See Tax Treatment of Contract Benefits, page 18.

Charges

Pruco Life of New Jersey deducts certain charges from each premium payment and from the amounts held in the designated variable investment option[s] and the fixed-rate option. In addition, Pruco Life of New Jersey makes certain additional charges if a Contract lapses or is surrendered during the first 10 Contract years. All these charges, which are largely designed to cover insurance costs and risks as well as sales and administrative expenses, are fully described under Contract Fees and Charges on page 6. In brief, and subject to that fuller description, the following diagram outlines the maximum charges which Pruco Life of New Jersey may make:


                    ---------------------------------------
                                 Premium Payment
                    ---------------------------------------
                                       |
                                       |
                    ---------------------------------------------------
                    o    less charge for taxes attributable to premiums

                    o    less $2 processing fee
                    ---------------------------------------------------
                                       |
                                       |
   -------------------------------------------------------------------------
                             Invested Premium Amount

     o To be invested in one or a combination of:

          o    The Conservative Balanced Portfolio

          o    The Flexible Managed Portfolio

          o    The fixed-rate option
   -------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                  Daily Charges

     o We deduct management fees and expenses from the Series Fund assets. The total expenses of each portfolio for the year 2001, expressed as a percentage of the average assets during the year, are as follows:


        Portfolios              Conservative Balanced        Flexible Managed
        Advisory Fee                   0.55%                       0.60%
        Other Expenses                 0.03%                       0.04%
        Total Expenses                 0.58%                       0.64%


     o We deduct a daily mortality and expense risk charge equivalent to an annual rate of up to 0.9% from the assets of the variable investment options.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                 Monthly Charges

     o We deduct a sales charge from the Contract Fund in the amount of " of 1% of the primary annual premium. " We reduce the Contract Fund by a guaranteed minimum death benefit risk charge of not more than $0.01 per $1,000 of the face amount of insurance.

     o We reduce the Contract Fund by an administrative charge of up to $6 per Contract and up to $0.19 per $1,000 of face amount of insurance (currently, on a non-guaranteed basis, the $0.19 charge is decreased to $0.09 per $1,000); if the face amount of the Contract is less than $10,000, there is an additional charge of $0.30 per $1,000 of face amount.

     o We deduct a charge for anticipated mortality. The maximum charge is based on the non-smoker/smoker 1980 CSO Tables.

     o If the Contract includes riders, we deduct rider charges from the Contract Fund.

     o If the rating class of the insured results in an extra charge, we will deduct that charge from the Contract Fund.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           Possible Additional Charges

     o During the first 10 years, we will assess a contingent deferred sales charge if the Contract lapses or is surrendered. During the first five years, the maximum contingent deferred sales charge is 50% of the first year's primary annual premium. This charge is both subject to other important limitations and reduced for Contracts that have been in-force for more than five years.

     o During the first 10 years, we will assess a contingent deferred administrative charge if the Contract lapses or is surrendered. During the first five years, this charge equals $5 per $1,000 of face amount. It begins to decline uniformly after the fifth Contract year so that it disappears on the 10th Contract anniversary.

     o We assess an administrative processing charge of up to $15 for each withdrawal of excess cash surrender value.
--------------------------------------------------------------------------------

Because of the charges listed above, and in particular because of the significant charges deducted upon early surrender or lapse, you should purchase a Contract only if you intend to, and have the financial capability to, keep it for a substantial period.

Premium Payments

Your Contract sets forth an annual Scheduled Premium, or one that is payable more frequently, such as monthly. Pruco Life of New Jersey guarantees that, if the Scheduled Premiums are paid when due (or if missed premiums are paid later, with interest), the death benefit will be paid upon the death of the insured. Your Contract will not lapse even if investment experience is so unfavorable that the Contract Fund value drops to zero.

The amount of the Scheduled Premium depends on the Contract's face amount, the insured's sex and age at issue, the insured's risk classification, the rate for taxes attributable to premiums, and the frequency of premium payments selected. Under certain low face amount Contracts issued on younger insureds, the payment of the Scheduled Premium may cause the Contract to be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits, page 18.

Lapse and Guarantee Against Lapse

Pruco Life of New Jersey's PRUvider Variable Appreciable Life Insurance Contract is a form of life insurance that provides much of the flexibility of variable universal life, with two important distinctions:

o Pruco Life of New Jersey guarantees that if the Scheduled Premiums are paid when due, or within the grace period (or missed premiums are paid later with interest), the Contract will not lapse and, at least the face amount of insurance will be paid upon the death of the insured. This is true even if, because of unfavorable investment experience, the Contract Fund value should drop to zero.

o If all premiums are not paid when due (or not made up later), the Contract will still not lapse as long as the Contract Fund is higher than a stated amount set forth in a table in the Contract. This amount is called the "Tabular Contract Fund", and it increases each year. In later years it becomes quite high. The Contract lapses when the Contract Fund falls below this stated amount, rather than when it drops to zero. This means that, when a PRUvider Variable Appreciable Life Contract lapses, it may still have considerable value, and you may have a substantial incentive to reinstate it. If you choose not to reinstate, on the other hand, you may take the cash surrender value under several options.



                                   ----------

The replacement of life insurance is generally not in your best interest. In most cases, if you require additional coverage, the benefits of your existing contract can be protected by purchasing additional insurance or a supplemental contract. If you are considering replacing a contract, you should compare the benefits and costs of supplementing your existing contract with the benefits and costs of purchasing the Contract described in this prospectus and you should consult a qualified tax adviser.

This prospectus may only be offered in jurisdictions in which the offering is lawful. No person is authorized to make any representations in connection with this offering other than those contained in this prospectus and in the prospectus and statement of additional information for The Prudential Series Fund, Inc.

      GENERAL INFORMATION ABOUT PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY,
           PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT, THE
            VARIABLE INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT,
                            AND THE FIXED-RATE OPTION

Pruco Life Insurance Company of New Jersey

Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey", "us", "we", or "our") is a stock insurance company, organized in 1982 under the laws of the State of New Jersey. It is licensed to sell life insurance and annuities only in the States of New Jersey and New York.


Pruco Life of New Jersey is an indirect, wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"), a New Jersey stock life insurance company doing business since 1875. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. ("Prudential Financial"), a New Jersey insurance holding company. As Pruco Life of New Jersey ultimate parent, Prudential Financial exercises significant influence over the operations and capital structure of Pruco Life of New Jersey and Prudential. However, neither Prudential Financial, Prudential, nor any other related company has any legal responsibility to pay amounts that Pruco Life of New Jersey may owe under the contract or policy.


Pruco Life of New Jersey Variable Appreciable Account

We have established a separate account, the Pruco Life of New Jersey Variable Appreciable Account (the "Account"), to hold the assets that are associated with the Contracts. The Account was established on January 13, 1984 under New Jersey law and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust, which is a type of investment company. The Account meets the definition of a "separate account" under the federal securities laws. The Account holds assets that are segregated from all of Pruco Life of New Jersey's other assets.

Pruco Life of New Jersey is also the legal owner of the assets in the Account. Pruco Life of New Jersey will maintain assets in the Account with a total market value at least equal to the reserve and other liabilities relating to the variable benefits attributable to the Account. These assets may not be charged with liabilities which arise from any other business Pruco Life of New Jersey conducts. In addition to these assets, the Account's assets may include funds contributed by Pruco Life of New Jersey to commence operation of the Account and may include accumulations of the charges Pruco Life of New Jersey makes against the Account. From time to time these additional assets will be transferred to Pruco Life of New Jersey's general account. Before making any such transfer, Pruco Life of New Jersey will consider any possible adverse impact the transfer might have on the Account.

The obligations to Contract owners and beneficiaries arising under the Contract are general corporate obligations of Pruco Life of New Jersey.

There are currently two variable investment options within the Account, one of which invests in the Conservative Balanced Portfolio and the other of which invests in the Flexible Managed Portfolio of the Series Fund. We may add additional variable investment options in the future. The Account's financial statements begin on page A1.

The Prudential Series Fund, Inc.

The Series Fund is registered under the 1940 Act as an open-end diversified management investment company. Its shares are currently sold only to separate accounts of Prudential and certain other insurers that offer variable life insurance and variable annuity contracts. On October 31, 1986, the Pruco Life Series Fund, Inc., an open-end diversified management investment company, which sold its shares only to separate accounts of Pruco Life and Pruco Life Insurance Company of New Jersey, was merged into the Series Fund. Prior to that date, the Account invested only in shares of Pruco Life Series Fund, Inc. The Account will purchase and redeem shares from the Series Fund at net asset value. Shares will be redeemed to the extent necessary for Pruco Life of New Jersey to provide benefits under the Contract and to transfer assets from one variable investment option to another, as requested by Contract owners. Any dividend or capital gain distribution received from a portfolio of the Series Fund will be reinvested immediately at net asset value in shares of that portfolio and retained as assets of the corresponding variable investment option.

The Series Fund has a separate prospectus that is provided with this prospectus. You should read the Series Fund prospectus before you decide to allocate assets to the variable investment options. There is no assurance that the investment objectives of the Series Fund portfolios will be met.

Listed below are the available portfolios of the Series Fund and their investment objectives:


o Conservative Balanced Portfolio. The investment objective is a total investment return consistent with a conservatively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations, and money market instruments. This Portfolio may be appropriate for an investor desiring diversification with a relatively lower risk of loss than that associated with the Flexible Managed Portfolio.

o Flexible Managed Portfolio. The investment objective is a total investment return consistent with an aggressively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations, and money market instruments. This Portfolio may be appropriate for an investor desiring diversification, who is willing to accept a relatively high level of loss, in an effort to achieve greater appreciation.

Prudential Investments LLC ("PI"), a wholly-owned subsidiary of Prudential, serves as the overall investment adviser for the Series Fund. PI will furnish investment advisory services in connection with the management of the Series Fund portfolios under a "manager-of-managers" approach. Under this structure, PI is authorized to select (with approval of the Series Fund's independent directors) one or more sub-advisers to handle the actual day-to-day investment management of each Portfolio. PI's business address is 100 Mulberry Street, Gateway Center Three, Newark, New Jersey 07102-4077.

Prudential Investment Management, Inc. ("PIM"), also a wholly-owned subsidiary of Prudential, serves as the sole sub-adviser for the Conservative Balanced and the Flexible Managed Portfolios. PIM's business address is 100 Mulberry Street, Gateway Center Two, Newark, New Jersey 07102-4077.

As the investment adviser, PI charges the Series Fund a daily investment management fee as compensation for its services. In addition to the investment management fee, each portfolio incurs certain expenses, such as accounting and custodian fees. See Contract Fees and Charges, page 6.


In the future it may become disadvantageous for both variable life insurance and variable annuity contract separate accounts to invest in the same underlying mutual fund. Neither the companies that invest in the Series Fund nor the Series Fund currently foresees any such disadvantage. The Series Fund's Board of Directors intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity contract owners and to determine what action, if any, should be taken. Material conflicts could result from such things as: (1) changes in state insurance law; (2) changes in federal income tax law; (3) changes in the investment management of any portfolio of the Series Fund; or (4) differences between voting instructions given by variable life insurance and variable annuity contract owners.

Voting Rights

We are the legal owner of the shares in the Series Fund. However, we vote the shares in the Series Fund according to voting instructions we receive from Contract owners. We will mail you a proxy, which is a form you need to complete and return to us to tell us how you wish us to vote. When we receive those instructions, we will vote all of the shares we own on your behalf in accordance with those instructions. We will vote the shares for which we do not receive instructions and shares that we own, in the same proportion as the shares for which instructions are received. We may change the way your voting instructions are calculated if it is required by federal regulation. Should the applicable federal securities laws or regulations, or their current interpretation, change so as to permit Pruco Life of New Jersey to vote shares of the Series Fund in its own right, it may elect to do so.

The Fixed-Rate Option

Because of exemptive and exclusionary provisions, interests in the fixed-rate option under the Contract have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, interests in the fixed-rate option are not subject to the provisions of these Acts, and Pruco Life of New Jersey has been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosure in this Prospectus relating to the fixed-rate option. Any inaccurate or misleading disclosure regarding the fixed-rate option may, however, be subject to certain generally applicable provisions of federal securities laws.

You may choose to allocate, either initially or by transfer, all or part of your Contract Fund to the fixed-rate option. This amount becomes part of Pruco Life of New Jersey's general account. Pruco Life of New Jersey's general account consists of all assets owned by Pruco Life of New Jersey other than those in the Account and in other separate accounts that have been or may be established by Pruco Life of New Jersey. Subject to applicable law, Pruco Life of New Jersey has sole discretion over the investment of the general account assets. Contract owners do not share in the investment experience of those assets. Instead, Pruco Life of New Jersey guarantees that the part of the Contract Fund allocated to the fixed-rate option will accrue interest daily at an effective annual rate that Pruco Life of New Jersey declares periodically. This rate may not be less than an effective annual rate of 4%.

Currently, the following steps are taken for crediting interest rates: declared interest rates remain in effect from the date money is allocated to the fixed-rate option until the Monthly date in the same month in the following year (see Contract Date on page 10); thereafter, a new crediting rate will be declared each year and will remain in effect for the calendar year. Pruco Life of New Jersey reserves the right to change this practice. Pruco Life of New Jersey is not obligated to credit interest at a higher rate than 4%, although we may do so. Different crediting rates may be declared for different portions of the Contract Fund allocated to the fixed-rate option. At least annually and on request, you will be advised of the interest rates that currently apply to your Contract. The term Monthly Date means the day of each month that is the same as the Contract Date.

Transfers from the fixed-rate option are subject to strict limits. See Transfers, page 12. The payment of any cash surrender value attributable to the fixed-rate option may be delayed up to six months. See When Proceeds Are Paid, page 17.

                    DETAILED INFORMATION FOR CONTRACT OWNERS

Contract Fees and Charges

This section provides a more detailed description of each charge that is described briefly in the chart on page 2.

In several instances we use the terms "maximum charge" and "current charge." The "maximum charge," in each instance, is the highest charge that Pruco Life of New Jersey is entitled to make under the Contract. The "current charge" is the lower amount that we are now charging. If circumstances change, we reserve the right to increase each current charge, up to the maximum charge, without giving any advance notice.

A  Contract  owner  may add  several  "riders"  to the  Contract  which  provide additional benefits and are charged for separately. The statement and description of charges that follows assumes there are no riders to the Contract.

Deductions from Premiums


(a) Pruco Life of New Jersey deducts a charge for taxes attributable to premiums from each premium payment. That charge is currently made up of two parts. The first part is a charge for state and local premium-based taxes which depend on the state in which you live. The tax rate varies from state to state, generally ranging from 0% to 5% (but in some instances may exceed 5%) of the premium received by Pruco Life of New Jersey. The amount charged may be more than Pruco Life of New Jersey actually pays. The second part is a charge for federal income taxes measured by premiums, equal to 1.25% of the premium. We believe that this charge is a reasonable estimate of an increase in its federal income taxes resulting from a 1990 change in the Internal Revenue Code. It is intended to recover this increased tax. During 2001, 2000, and 1999, we received a total of approximately $96,000, $99,000, and $111,000, respectively, in charges for taxes attributable to premiums.

(b) Pruco Life of New Jersey deducts a charge of $2 from each premium payment to cover the cost of collecting and processing premiums. Thus, if you pay premiums annually, this charge will be $2 per year. If you pay premiums monthly, the charge will be $24 per year. If you pay premiums more frequently, for example under a payroll deduction plan with your employer, the charge may be more than $24 per year. During 2001, 2000, and 1999, we received a total of approximately $179,000, $189,000, and $205,000, respectively, in processing charges.


Deductions from Portfolios

Pruco Life of New Jersey deducts an investment advisory fee daily from each portfolio at a rate, on an annualized basis, of 0.55% for the Conservative Balanced Portfolio and 0.60% for the Flexible Managed Portfolio.

We pay expenses incurred in conducting the investment operations of the portfolios (such as investment advisory fees, custodian fees and preparation and distribution of annual reports) out of the portfolio's income. These expenses also vary by portfolio. The total expenses of each portfolio for the year ended December 31, 2001, expressed as a percentage of the average assets during the year, are as follows:


                Portfolio                     Advisory Fee     Other Expenses    Total Expenses
------------------------------------------- ----------------- ----------------- ------------------
Conservative Balanced                             0.55%              0.03%              0.58%
Flexible Managed                                  0.60%              0.04%              0.64%
------------------------------------------- ----------------- ----------------- ------------------


Daily Deduction from the Contract Fund


Each day Pruco Life of New Jersey deducts a charge from the assets of each of the variable investment options in an amount equivalent to an effective annual rate of up to 0.90%. This charge is intended to compensate us for assuming mortality and expense risks under the Contract. The mortality risk assumed is that insureds may live for shorter periods of time than we estimated when we determined what mortality charge to make. The expense risk assumed is that expenses incurred in issuing and administering the Contract will be greater than we estimated in fixing our administrative charges. This charge is not assessed against amounts allocated to the fixed-rate option. During 2001, 2000, and 1999, we received a total of approximately $204,000, $209,000, and $200,000, respectively, in mortality and expense risk charges.


Monthly Deductions from Contract Fund

Pruco Life of New Jersey deducts the following monthly charges proportionately from the dollar amounts held in each of the chosen investment option[s].

(a) Pruco Life of New Jersey deducts a sales charge, often called a "sales load", to pay part of the costs of selling the Contracts, including commissions, advertising, and the printing and distribution of prospectuses and sales literature. The charge is equal to 0.5% of the "primary annual premium." The primary annual premium is equal to the Scheduled Premium that would be payable if premiums were being paid annually, less the two deductions from premiums (taxes attributable to premiums and the $2 processing charge), and less the $6 part of the monthly deduction described in (c) below, the $0.30 per $1,000 of face amount for Contracts with a face amount of less than $10,000, and any extra premiums for riders or substandard risks. The sales load is charged whether the Contract owner is paying premiums annually or more frequently. It is lower on Contracts issued on insureds over 60 years of age. To summarize, for most Contracts, this charge is somewhat less than 6% of the annual Scheduled Premium.


     There is a second sales load, which will be charged only if a Contract lapses or is surrendered before the end of the 10th Contract year. It is often described as a contingent deferred sales load ("CDSL") and is described under Surrender or Withdrawal Charges, page 8. During 2001, 2000, and 1999, we received a total of approximately $311,000, $348,000, and $394,000, respectively, in sales load charges.

(b) Pruco Life of New Jersey deducts a charge of not more than $0.01 per $1000 of face amount of insurance to compensate for the risk we assume in guaranteeing that, no matter how unfavorable investment experience may be, the death benefit will never be less than the guaranteed minimum death benefit, so long as Scheduled Premiums are paid on or before the due date or during the grace period. This charge will not be made if the Contract has been continued in-force pursuant to an option on lapse. During 2001, 2000, and 1999, we received a total of approximately $20,000, $22,000, and $20,000, respectively, for this risk charge.

(c) Pruco Life of New Jersey deducts an administrative charge of $6 plus up to $0.19 per $1,000 of face amount of insurance. Currently, on a non-guaranteed basis, this charge is reduced from $0.19 to $0.09 per $1,000. The charge is intended to pay for processing claims, keeping records, and communicating with Contract owners. If premiums are paid by automatic transfer under the Pru-Matic Plan, as described on page 10, the current charge is further reduced to $0.07 per $1,000 of face amount. There is an additional charge of $0.30 per $1,000 of face amount if the face amount of the Contract is less than $10,000. This monthly administrative charge will not be made if the Contract has been continued in-force pursuant to an option on lapse. During 2001, 2000, and 1999, we received a total of approximately $1,033,000, $1,141,000, and $1,248,000, respectively, in monthly administrative charges.

(d) Pruco Life of New Jersey deducts a mortality charge that is intended to be used to pay death benefits. When an insured dies, the amount payable to the beneficiary is larger than the Contract Fund and significantly larger if the insured dies in the early years of a Contract. The mortality charges collected from all Contract owners enable us to pay the death benefit for the few insureds who die. We determine the maximum mortality charge by multiplying the "net amount at risk" under a Contract (the amount by which the Contract's death benefit, computed as if there were neither riders nor Contract debt, exceeds the Contract Fund) by a rate based upon the insured's current attained age and sex (except where unisex rates apply) and the anticipated mortality for that class of persons. The anticipated mortality is based upon mortality tables published by The National Association of Insurance Commissioners called the Non-Smoker/Smoker 1980 CSO Tables. We may determine that a lesser amount than that called for by these mortality tables will be adequate for insureds of particular ages and may thus make a lower mortality charge for such persons. Any lower current mortality charges are not applicable to Contracts in-force pursuant to an option on lapse. See Lapse and Reinstatement, page 15.


(e) If a rider is added to the basic Contract, or if an insured is in a substandard risk classification (for example, a person in a hazardous occupation), we increase the Scheduled Premium and deduct additional charges monthly.

(f) Pruco Life of New Jersey may deduct a charge to cover federal, state or local taxes (other than "taxes attributable to premiums" described above) that are imposed upon the operations of the Account. At present no such taxes are imposed and no charge is made. We will review the question of a charge to the Account for company federal income taxes periodically. We may make such a charge in the future for any federal income taxes that would be attributable to the Account.

     Under current law, Pruco Life of New Jersey may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant and they are not charged against the Account. If there is a material change in the applicable state or local tax laws, the imposition of any such taxes upon Pruco Life of New Jersey that are attributable to the Account may result in a corresponding charge against the Account.

Surrender or Withdrawal Charges

(a) Pruco Life of New Jersey charges an additional contingent deferred sales load (the CDSL) if a Contract lapses or is surrendered during the first 10 Contract years. No such charge is applicable to the death benefit, no matter when it may become payable. The maximum contingent deferred charge is equal to 50% of the first year's primary annual premium upon Contracts that lapse or are surrendered during the first five Contract years. That percentage is reduced uniformly on a daily basis starting from the Contract's fifth anniversary until it disappears on the 10th anniversary.

     The contingent deferred sales load is also further limited at older issue ages (approximately above age 61) in order to comply with certain requirements of state law. Specifically, the contingent deferred sales load for such insureds is no more than $32.50 per $1,000 of face amount.

     The sales load is subject to a further important limitation that may, particularly for Contracts that lapse or are surrendered within the first five or six years, result in a lower contingent deferred sales load than that described above. (This limitation might also, under unusual circumstances, apply to reduce the monthly sales load deductions described in item (a) under Monthly Deductions from Contract Fund, page 7.)

     The limitation is based on a Guideline Annual Premium ("GAP") that is associated with every Contract. The GAP is a defined amount determined actuarially in accordance with a regulation of the Securities and Exchange Commission ("SEC"). Pruco Life of New Jersey will charge a maximum aggregate sales load (that is, the sum of the monthly sales load deduction and the contingent deferred sales charge) that will not be more than 30% of the premiums actually paid until those premiums total one GAP plus no more than 9% of the next premiums paid until total premiums are equal to five GAPS, plus no more than 6% of all subsequent premiums. If the sales charges described above would at any time exceed this maximum amount then, to the extent of any excess, we will not make the charge.

     The amount of this charge can be more easily understood by reference to the following table which shows the sales loads that would be paid by a 35 year old man with $20,000 face amount of insurance, both through the monthly deductions from the Contract Fund described above and upon the surrender of the Contract. The primary annual premium is $304.20.

   ----------------------- --------------------- --------------------- ------------------- -------------- ---------------------
                                                                                                               Cumulative
   Surrender,                   Cumulative            Cumulative           Contingent          Total      Total Sales Load as
   Last Day of              Scheduled Premiums   Sales Load Deducted     Deferred Sales        Sales              Per-
   Year No.                        Paid           from Contract Fund         Load*             Load            centage of
                                                                                                               Scheduled
                                                                                                            Premiums Paid**
   ----------------------- --------------------- --------------------- ------------------- -------------- ---------------------
             1                  $  390.90              $  18.24              $ 87.22         $ 105.46            26.98%
             2                     781.80                 36.48               104.16           140.64            17.99%
             3                   1,172.70                 54.72               121.10           175.82            14.99%
             4                   1,563.60                 72.96               138.04           211.00            13.49%
             5                   1,954.50                 91.20               146.55           237.75            12.16%
             6                   2,345.40                109.44               121.80           231.24             9.86%
             7                   2,736.30                127.68                91.40           219.08             8.01%
             8                   3,127.20                145.92                60.80           206.72             6.61%
             9                   3,518.10                164.16                30.40           194.56             5.53%
            10                   3,909.00                182.40                 0.00           182.40             4.67%
   ----------------------- --------------------- --------------------- ------------------- -------------- ---------------------

* The maximum CDSL is $152.20 for years one through five; $121.80 for year six; $91.40 for year seven; $60.80 for year eight; $30.40 for year nine; and zero for year 10.

** The percentages shown in the last column will not be appreciably different for insureds of different ages.


(b) Pruco Life of New Jersey deducts an administrative charge of $5 per $1,000 of face amount of insurance upon lapse or surrender to cover the cost of processing applications, conducting medical examinations, determining insurability and the insured's rating class, and establishing records. However, this charge is reduced beginning on the Contract's fifth anniversary and declines daily at a constant rate until it disappears entirely on the 10th Contract anniversary. We are currently allowing partial surrenders of the Contract, but we reserve the right to cancel this administrative practice. If the Contract is partially surrendered during the first 10 years, we deduct a proportionate amount of the charge from the Contract Fund. During 2001, 2000, and 1999, we received a total of approximately $48,000, $54,000, and $61,000, respectively, for surrendered or lapsed Contracts. Surrender of all or part of a Contract may have tax consequences. See Tax Treatment of Contract Benefits, page 18.


Transaction Charges

Pruco Life of New Jersey will make an administrative processing charge equal to the lesser of $15 or 2% of the amount withdrawn in connection with each withdrawal of excess cash surrender value of a Contract.

Requirements for Issuance of a Contract

As of May 1, 1999, Pruco Life of New Jersey no longer offered these Contracts for sale. Generally, the Contract was issued on insureds below the age of 76. The minimum initial guaranteed death benefit was $5,000; the maximum you could apply for was $25,000. Proposed insureds, 21 years of age or less, could apply for a minimum initial guaranteed death benefit of $10,000. Before issuing any Contract, Pruco Life of New Jersey required evidence of insurability, which may have included a medical examination. Non-smokers who met preferred underwriting requirements were offered the most favorable premium rate. Pruco Life of New Jersey charges a higher premium if an extra mortality risk is involved.

Short-Term Cancellation Right or "Free-Look"


Generally, a Contract may be returned for a refund within 10 days after it is received by the Contract owner, within 45 days after Part I of the application for insurance is signed or within 10 days after Pruco Life of New Jersey mails or delivers a Notice of Withdrawal Right, whichever is latest. Some states allow a longer period of time during which a Contract may be returned for a refund. A refund can be requested by mailing or delivering the Contract to the representative who sold it or to the Home Office specified in the Contract. A Contract returned according to this provision shall be deemed void from the beginning. The Contract owner will then receive a refund of all premium payments made, plus or minus any change due to investment experience. However, if applicable law so requires, the Contract owner who exercises his or her short-term cancellation right will receive a refund of all premium payments made, with no adjustment for investment experience.

Reduction of Charges for Concurrent Sales to Several Individuals

Pruco Life of New Jersey may have reduced the sales charges and/or other charges on individual Contracts sold to members of a class of associated individuals, or to a trustee, employer or other entity representing such a class, where it is expected that such multiple sales will result in savings of sales or administrative expenses. Pruco Life of New Jersey determines both the eligibility for such reduced charges, as well as the amount of such reductions, by considering the following factors:

     (1)  the number of individuals;
     (2) the total amount of premium payments expected to be received from these Contracts;
     (3) the nature of the association between these individuals, and the expected persistency of the individual Contracts;
     (4) the purpose for which the individual Contracts are purchased and whether that purpose makes it likely that expenses will be reduced; and
     (5) any other circumstances which Pruco Life of New Jersey believes to be relevant in determining whether reduced sales or administrative expenses may be expected.

Some of the reductions in charges for these sales may be contractually guaranteed; other reductions may be withdrawn or modified by Pruco Life of New Jersey on a uniform basis. Pruco Life of New Jersey's reductions in charges for these sales will not be unfairly discriminatory to the interests of any individual Contract owners.

Contract Date

When the first premium payment is paid with the application for a Contract, the Contract Date is ordinarily the later of the application date and the medical examination date. In most cases no medical examination is necessary. If the first premium was not paid with the application, the Contract Date is ordinarily the date the first premium was paid and the Contract was delivered. It may have been advantageous for a Contract owner to have an earlier Contract Date if it resulted in Pruco Life of New Jersey using a lower issue age in determining the Scheduled Premium amount. Pruco Life of New Jersey permits a Contract to be back-dated but only to a date not earlier than six months prior to the date of the application. Pruco Life of New Jersey requires the payment of all premiums that would have been due had the application date coincided with the back-dated Contract Date. The death benefit and cash surrender value under the Contract will be equal to what they would have been had the Contract been issued on the Contract Date, all Scheduled Premiums been received on their due dates, and all Contract charges been made.

Premiums

The Contract provides for a Scheduled Premium which, if paid when due or within a 61 day grace period, ensures that the Contract will not lapse. If you pay premiums other than on a monthly basis, you will receive a notice that a premium is due about three weeks before each due date. If you pay premiums monthly, you will receive a book each year with 12 coupons that will serve as a reminder. With Pruco Life of New Jersey's consent, you may change the frequency of premium payments.

You may elect to have monthly premiums paid automatically under the "Pru-Matic Premium Plan" by pre-authorized transfers from a bank checking account. If you select the Pru-Matic Premium Plan, one of the current monthly charges will be reduced. See Monthly Deductions From Contract Fund, page 7. Some Contract owners may also be eligible to have monthly premiums paid by pre-authorized deductions from an employer's payroll.

The following table shows, for two face amounts, representative preferred and standard annual premium amounts under Contracts issued on insureds who are not substandard risks. These premiums do not reflect any additional riders or supplementary benefits.

---------------------- ---------------------------------------- ----------------------------------------
                                 $10,000 Face Amount                      $20,000 Face Amount
                       ---------------------------------------- ----------------------------------------
                            Preferred            Standard            Preferred            Standard
---------------------- -------------------- ------------------- -------------------- -------------------
    Male, age 35             $233.70             $274.01              $390.90             $ 471.52
      at issue
---------------------- -------------------- ------------------- -------------------- -------------------

   Female, age 45            $278.04             $308.53              $479.59             $ 540.57
      at issue
---------------------- -------------------- ------------------- -------------------- -------------------

    Male, age 55             $450.96             $562.17              $825.43             $1047.86
      at issue
---------------------- -------------------- ------------------- -------------------- -------------------


The following table compares annual and monthly premiums for insureds who are in the preferred rating class. Note that in these examples the sum of 12 monthly premiums for a particular Contract is approximately 110% to 116% of the annual Scheduled Premium for that Contract.

---------------------- ---------------------------------------- ----------------------------------------
                                 $10,000 Face Amount                      $20,000 Face Amount
                       ---------------------------------------- ----------------------------------------
                               Monthly             Annual             Monthly              Annual
---------------------- -------------------- ------------------- -------------------- -------------------

      Male, age 35              $22.43             $233.70             $36.59             $390.90
        at issue
------------------------- ------------------- ------------------- ------------------ -------------------

     Female, age 45             $26.46             $278.04             $44.65             $479.59
        at issue

------------------------- ------------------- ------------------- ------------------ -------------------

      Male, age 55              $41.96             $450.96             $75.66             $825.43
        at issue
------------------------- ------------------- ------------------- ------------------ -------------------

A significant feature of this Contract is that it permits you to pay greater than Scheduled Premiums. You may make unscheduled premium payments occasionally or on a periodic basis. If you wish, you may select a higher contemplated premium than the Scheduled Premium. Pruco Life of New Jersey will then bill you for the chosen premium. In general, the regular payment of higher premiums will result in higher cash surrender values and higher death benefits. Conversely, a Scheduled Premium payment does not need to be made if the Contract Fund is large enough to enable the charges due under the Contract to be made without causing the Contract to lapse. See Lapse and Reinstatement, page 15. The payment of premiums in excess of Scheduled Premiums may cause the Contract to become a Modified Endowment Contract for federal income tax purposes. If this happens, loans and other distributions which would otherwise not be taxable events may be subject to federal income taxation. See Tax Treatment of Contract Benefits, page 18.

Pruco Life of New Jersey will generally accept any premium payment of at least $25. Pruco Life of New Jersey reserves the right to limit unscheduled premiums to a total of $5,000 in any Contract year, and to refuse to accept premiums that would immediately result in more than a dollar-for-dollar increase in the death benefit. See How a Contract's Death Benefit Will Vary, page 13. The privilege of making large or additional premium payments offers a way of investing amounts which accumulate without current income taxation, but again, there are tax consequences if the Contract becomes a Modified Endowment Contract. See Tax Treatment of Contract Benefits, page 18.

Allocation of Premiums

Pruco Life of New Jersey deducts a $2 processing charge and the charge for taxes attributable to premiums from premium payments. Each payment, after the deductions from premiums, will be invested as of the end of the valuation period when received at a Home Office in accordance with the allocation you have designated. A valuation period is the period of time from one determination of the value of the amount invested in a variable investment option to the next. Such determinations are made when the net asset values of the portfolios are calculated, which is generally 4:00 p.m. Eastern time on each day during which the New York Stock Exchange is open.

Provided the Contract is not in default, you may change the way in which subsequent premiums are allocated by giving written notice to a Home Office. You may also change the way in which subsequent premiums are allocated by telephoning a Home Office, provided you are enrolled to use the Telephone Transfer system. There is no charge for reallocating future premiums. If any part of the invested portion of a premium is allocated to a particular investment option, that portion must be at least 10% on the date the allocation takes effect. All percentage allocations must be in whole numbers. For example, 33% can be selected but 33 1/3% cannot. Of course, the total allocation of all selected investment options must equal 100%.

Transfers

If the Contract is not in default, or if the Contract is in-force as variable reduced paid-up insurance (see Lapse and Reinstatement, page 15), you may, up to four times in each Contract year, transfer amounts from one variable investment option to the other variable investment option or to the fixed-rate option. Currently, you may make additional transfers with our consent without charge. All or a portion of the amount credited to a variable investment option may be transferred. If you wish to convert your variable Contract to a fixed-benefit Contract in this manner, you must request a complete transfer of funds to the fixed-rate option and change your allocation instructions regarding any future premiums.

Transfers between variable investment options will take effect as of the end of the valuation period (usually the business day) in which a proper transfer request is received at a Home Office. The request may be in terms of dollars, such as a request to transfer $1,000 from one variable investment option to the other, or may be in terms of a percentage reallocation between variable investment options. In the latter case, as with premium reallocations, the percentages must be in whole numbers. You may transfer amounts by proper written notice to a Home Office or by telephone, if you are enrolled to use the Telephone Transfer System. You will automatically be enrolled to use the Telephone Transfer System unless the Contract is jointly owned or you elect not to have this privilege. Telephone transfers may not be available on Contracts that are assigned, depending on the terms of the assignment. We will use reasonable procedures, such as asking you for certain personal information provided on your application for insurance, to confirm that instructions given by telephone are genuine. Pruco Life of New Jersey will not be held liable for following telephone instructions that we reasonably believe to be genuine. Pruco Life of New Jersey cannot guarantee that you will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.

Transfers from the fixed-rate option to the variable investment options are currently permitted once each Contract year and only during the 30-day period beginning on the Contract anniversary. The maximum amount which may be transferred out of the fixed-rate option each year is currently the greater of:
(a) 25% of the amount in the fixed-rate option, or (b) $2,000. Such transfer requests received prior to the Contract anniversary will be effective on the Contract anniversary. Transfer requests received within the 30-day period beginning on the Contract anniversary will be effective as of the end of the valuation period in which a proper transfer request is received at a Home Office. Pruco Life of New Jersey may change these limits in the future.

How the Contract Fund Changes with Investment Experience

As explained earlier, after the 10th Contract year, there will no longer be a surrender charge and, if there is no Contract loan, the cash surrender value will be equal to the Contract Fund. This section, therefore, also describes how the cash surrender value of the Contract will change with investment experience.

On the Contract Date, the Contract Fund value is the initial premium less the deductions from premiums and the first monthly deductions. See Contract Fees and Charges, page 6. This amount is placed in the variable investment option[s] you choose and/or the fixed-rate option. Thereafter, the Contract Fund value changes daily, reflecting increases or decreases in the value of the assets in the variable investment options, and interest credited on any amounts allocated to the fixed-rate option. It is also reduced by the daily asset charge for mortality and expense risks assessed against the variable investment options. The Contract Fund value also increases to reflect the receipt of additional premium payments and is decreased by the monthly deductions.


A Contract's cash surrender value on any date will be the Contract Fund value reduced by the withdrawal charges, if any, and by any Contract debt. Upon request, Pruco Life of New Jersey will tell you the cash surrender value of your Contract. It is possible, that the cash surrender value of a Contract could decline to zero because of unfavorable investment performance, even if you continue to pay Scheduled Premiums when due.


The tables on pages T1 through T4 of this prospectus (immediately following page
14) illustrate what the death benefit and cash surrender values would be for a representative Contract, assuming uniform hypothetical investment results in the selected portfolio[s], and also provide information about the aggregate premiums payable under the Contract.

How a Contract's Death Benefit Will Vary

The death benefit will vary with investment experience. The death benefit will be equal to the face amount of insurance plus the amount, if any, by which the Contract Fund value exceeds the applicable "Tabular Contract Fund Value" for the Contract (subject to an exception described below under which the death benefit is higher). Each Contract contains a table that sets forth the Tabular Contract Fund Value as of the end of each of the first 20 years of the Contract. Tabular Contract Fund Values between Contract anniversaries are determined by interpolation. The "Tabular Contract Fund Value" for each Contract year is an amount that is slightly less than the Contract Fund value that would result as of the end of such year if:

     (1)  you paid only Scheduled Premiums;
     (2)  you paid the Scheduled Premiums when due;
     (3) your selected investment options earned a net return at a uniform rate of 4% per year;
     (4)  we deducted full mortality charges based upon the 1980 CSO Table;
     (5)  we deducted the maximum sales load and expense charges; and
     (6)  there was no Contract debt.

The death benefit will equal the face amount if the Contract Fund equals the Tabular Contract Fund Value. In general, and assuming the optional paid-up benefit is not in effect (see Paid-Up Insurance Option on page 16), if, due to investment results greater than a net return of 4%, or to payment of greater than Scheduled Premiums, or to smaller than maximum charges, the Contract Fund value is a given amount greater than the Tabular Contract Fund Value, the death benefit will be the face amount plus that excess amount. If, due to investment results less favorable than a net return of 4%, the Contract Fund value is less than the Tabular Contract Fund Value, the death benefit will not fall below the initial face amount stated in the Contract. Again, the death benefit will reflect a deduction for the amount of any Contract debt. See Contract Loans, page 15. Any unfavorable investment experience must first be offset by favorable performance or additional payments that bring the Contract Fund up to the Tabular level before favorable investment results or additional payments will increase the death benefit.

The Contract Fund could grow to the point where it is necessary to increase the death benefit by a greater amount in order to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance. Thus, the death benefit will always be the greatest of (1) the face amount plus the Contract Fund minus the Tabular Contract Fund Value; (2) the guaranteed minimum death benefit; and (3) the Contract Fund times the attained age factor that applies.

Withdrawal of Excess Cash Surrender Value

Under certain circumstances, you may withdraw a portion of the Contract's cash surrender value without surrendering the Contract. The withdrawal amount is limited by the requirement that the Contract Fund after withdrawal must not be less than the Tabular Contract Fund Value. (A Table of Tabular Contract Fund Values is included in the Contract; the Values increase with each year the Contract remains in-force.) But because the Contract Fund may be made up in part by an outstanding Contract loan, there is a further limitation that the amount withdrawn may not be larger than an amount sufficient to reduce the cash surrender value to zero. The amount withdrawn must be at least $200. You may make no more than four such withdrawals in each Contract year, and there is an administrative processing fee for each withdrawal equal to the lesser of $15 and 2% of the amount withdrawn. An amount withdrawn may not be repaid except as a scheduled or unscheduled premium subject to the applicable charges. Upon request, Pruco Life of New Jersey will tell you how much you may withdraw. Withdrawal of part of the cash surrender value may have tax consequences. See Tax Treatment of Contract Benefits, page 18. A temporary need for funds may also be met by making a loan and you should consult your Pruco Life of New Jersey representative about how best to meet your needs.

When a withdrawal is made, the cash surrender value and Contract Fund value are reduced by the amount of the withdrawal, and the death benefit is reduced accordingly. Neither the face amount of insurance nor the amount of Scheduled Premiums will be changed due to a withdrawal of excess cash surrender value. No surrender charges will be assessed for a withdrawal.

Withdrawal of part of the cash surrender value increases the risk that the Contract Fund may be insufficient to provide Contract benefits. If such a withdrawal is followed by unfavorable investment experience, the Contract may lapse even if Scheduled Premiums continue to be paid when due. This is because, for purposes of determining whether a lapse has occurred, Pruco Life of New Jersey treats withdrawals as a return of premium.

Illustrations of Cash Surrender Values, Death Benefits, and Accumulated Premiums

The following four tables show how a Contract's death benefit and cash surrender values change with the investment performance of the Account. They are "hypothetical" because they are based, in part, upon several assumptions which are described below. All four tables assume the following:

o a Contract of a given face amount bought by a 35 year old male, non-smoker, with no extra risks or substandard ratings, and no extra benefit riders added to the Contract.

o the Scheduled Premium is paid on each Contract anniversary, the deduction for taxes attributable to premiums is 3.25% and no loans are taken.

o the Contract Fund has been invested in equal amounts in each of the two available portfolios of the Series Fund and no portion of the Contract Fund has been allocated to the fixed-rate option.

The first table (page T1) assumes a Contract with a $5,000 face amount has been purchased and the second table (page T2) assumes a Contract with a $20,000 face amount has been purchased. Both assume the current charges will continue for the indefinite future. The third and fourth tables (pages T3 and T4) are based upon the same assumptions except it is assumed the maximum contractual charges have been made from the beginning.

Finally, there are four assumptions, shown separately, about the average investment performance of the portfolios. The first is that there will be a uniform 0% gross rate of return with the average value of the Contract Fund uniformly adversely affected by very unfavorable investment performance. The other three assumptions are that investment performance will be at a uniform gross annual rate of 4%, 8% and 12%. Actual returns will fluctuate from year to year. In addition, death benefits and cash surrender values would be different from those shown if investment returns averaged 0%, 4%, 8% and 12% but fluctuated from those averages throughout the years. Nevertheless, these assumptions help show how the Contract values change with investment experience.

The first column in the following four tables (pages T1 through T4) shows the Contract year. The second column, to provide context, shows what the aggregate amount would be if the Scheduled Premiums had been invested to earn interest, after taxes, at 4% compounded annually. The next four columns show the death benefit payable at the end of each of the years shown for the four different assumed investment returns. The last four columns show the cash surrender value payable at the end of each of the years shown for the four different assumed investment returns. The cash surrender values in the first 10 years reflect the surrender charges that would be deducted if the Contract were surrendered in those years.


A gross return (as well as the net return) is shown at the top of each column. The gross return represents the combined effect of investment income and capital gains and losses, realized or unrealized, of the portfolios before any reduction is made for investment advisory fees or other Series Fund expenses. The net return reflects average total annual expenses of the two portfolios of 0.61%, and the daily deduction from the Contract Fund of 0.90% per year. Thus, based on the above assumptions, gross investment returns of 0%, 4%, 8% and 12% are the equivalent of net investment returns of -1.51%, 2.49%, 6.49%, and 10.49%, respectively. The actual fees and expenses of the portfolios associated with a particular Contract may be more or less than 0.61% and will depend on which variable investment options are selected. The death benefits and cash surrender values shown reflect the deduction of all expenses and charges, including monthly charges, both from the Series Fund and under the Contract.


If you are considering the purchase of a variable life insurance contract from another insurance company, you should not rely upon these tables for comparison purposes. A comparison between two tables, each showing values for a 35 year old man, may be useful for a 35 year old man but would be inaccurate if made for insureds of other ages or sex. Your Pruco Life of New Jersey representative can provide you with a hypothetical illustration for a person of your own age, sex, and rating class.

                                  ILLUSTRATIONS
                                  -------------

            THE PRUVIDER VARIABLE APPRECIABLE LIFE INSURANCE CONTRACT
                           MALE PREFERRED ISSUE AGE 35
                         $5,000 GUARANTEED DEATH BENEFIT
                           $173.70 ANNUAL PREMIUM (1)
                        USING CURRENT CONTRACTUAL CHARGES

                                             Death Benefit (2)                                 Cash Surrender Value (2)
                            ---------------------------------------------------- ---------------------------------------------------
                                   Assuming Hypothetical Gross (and Net)                Assuming Hypothetical Gross (and Net)
                Premiums                Annual Investment Return of                         Annual Investment Return of
  End of      Accumulated   ---------------------------------------------------- ---------------------------------------------------
  Policy     at 4% Interest   0% Gross     4% Gross     8% Gross     12% Gross     0% Gross     4% Gross     8% Gross    12% Gross
   Year         Per Year    (-1.51% Net)  (2.49% Net)  (6.49% Net)  (10.49% Net) (-1.51% Net)  (2.49% Net)  (6.49% Net) (10.49% Net)
  ------     -------------- ------------  -----------  -----------  ------------ ------------  -----------  ----------- -----------
     1           $   181        $5,003       $5,007      $ 5,011       $ 5,016         $  0       $    0      $     2      $     6
     2           $   369        $5,002       $5,013      $ 5,024       $ 5,036         $ 48       $   59      $    70      $    82
     3           $   564        $5,000       $5,019      $ 5,040       $ 5,063         $101       $  121      $   142      $   165
     4           $   767        $5,000       $5,024      $ 5,058       $ 5,096         $153       $  185      $   219      $   256
     5           $   978        $5,000       $5,028      $ 5,079       $ 5,136         $204       $  249      $   300      $   357
     6           $ 1,198        $5,000       $5,033      $ 5,104       $ 5,187         $268       $  329      $   400      $   482
     7           $ 1,427        $5,000       $5,038      $ 5,134       $ 5,247         $330       $  411      $   506      $   620
     8           $ 1,665        $5,000       $5,042      $ 5,167       $ 5,319         $392       $  493      $   618      $   770
     9           $ 1,912        $5,000       $5,046      $ 5,204       $ 5,403         $452       $  577      $   735      $   934
    10           $ 2,169        $5,000       $5,050      $ 5,246       $ 5,501         $511       $  663      $   859      $ 1,114
    15           $ 3,617        $5,000       $5,056      $ 5,541       $ 6,266         $719       $1,045      $ 1,529      $ 2,255
    20           $ 5,379        $5,000       $5,044      $ 6,020       $ 9,093         $880       $1,454      $ 2,430      $ 4,111
    25           $ 7,523        $5,000       $5,010      $ 6,960       $13,506         $967       $1,876      $ 3,631      $ 7,046
30 (Age 65)      $10,132        $5,000       $5,000      $ 8,712       $19,529         $936       $2,294      $ 5,181      $11,613
    35           $13,305        $5,000       $5,000      $10,670       $27,839         $694       $2,681      $ 7,124      $18,587
    40           $17,166        $5,000       $5,000      $12,902       $39,427         $ 44       $2,995      $ 9,507      $29,054
    45           $21,864        $5,000       $5,000      $15,510       $55,796         $  0       $3,145      $12,369      $44,496

(1) If premiums are paid more frequently than annually, the payments would be $89.46 semi-annually, $46.15 quarterly or $16.90 monthly. The death benefits and cash surrender values would be slightly different for a Contract with more frequent premium payments.

(2)  Assumes no Contract loan has been made.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 4%, 8%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life of New Jersey or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.



                                       T1

            THE PRUVIDER VARIABLE APPRECIABLE LIFE INSURANCE CONTRACT
                           MALE PREFERRED ISSUE AGE 35
                        $20,000 GUARANTEED DEATH BENEFIT
                           $390.90 ANNUAL PREMIUM (1)
                        USING CURRENT CONTRACTUAL CHARGES

                                             Death Benefit (2)                                 Cash Surrender Value (2)
                            ---------------------------------------------------- ---------------------------------------------------
                                   Assuming Hypothetical Gross (and Net)                Assuming Hypothetical Gross (and Net)
                Premiums                Annual Investment Return of                         Annual Investment Return of
  End of      Accumulated   ---------------------------------------------------- ---------------------------------------------------
  Policy     at 4% Interest   0% Gross     4% Gross     8% Gross     12% Gross     0% Gross     4% Gross     8% Gross    12% Gross
   Year         Per Year    (-1.51% Net)  (2.49% Net)  (6.49% Net)  (10.49% Net) (-1.51% Net)  (2.49% Net)  (6.49% Net) (10.49% Net)
  ------     -------------- ------------  -----------  -----------  ------------ ------------  -----------  ----------- ------------
     1           $   407       $20,012      $20,024      $20,036      $ 20,048       $   38      $    50      $    62     $     74
     2           $   829       $20,013      $20,046      $20,080      $ 20,115       $  243      $   276      $   310     $    345
     3           $ 1,269       $20,002      $20,065      $20,132      $ 20,204       $  442      $   505      $   573     $    644
     4           $ 1,726       $20,000      $20,081      $20,194      $ 20,316       $  635      $   739      $   851     $    974
     5           $ 2,202       $20,000      $20,095      $20,265      $ 20,456       $  832      $   985      $ 1,156     $  1,346
     6           $ 2,697       $20,000      $20,111      $20,355      $ 20,635       $1,083      $ 1,295      $ 1,539     $  1,818
     7           $ 3,211       $20,000      $20,126      $20,459      $ 20,851       $1,334      $ 1,616      $ 1,948     $  2,340
     8           $ 3,746       $20,000      $20,139      $20,577      $ 21,108       $1,581      $ 1,942      $ 2,380     $  2,911
     9           $ 4,302       $20,000      $20,149      $20,712      $ 21,412       $1,822      $ 2,273      $ 2,835     $  3,535
    10           $ 4,881       $20,000      $20,157      $20,863      $ 21,768       $2,058      $ 2,609      $ 3,315     $  4,220
    15           $ 8,140       $20,000      $20,157      $21,938      $ 24,573       $2,896      $ 4,111      $ 5,892     $  8,528
    20           $12,106       $20,000      $20,078      $23,714      $ 34,411       $3,541      $ 5,716      $ 9,352     $ 15,557
    25           $16,931       $20,000      $20,000      $26,772      $ 51,149       $3,888      $ 7,368      $13,967     $ 26,684
30 (Age 65)      $22,801       $20,000      $20,000      $33,547      $ 73,995       $3,759      $ 8,994      $19,950     $ 44,003
    35           $29,942       $20,000      $20,000      $41,116      $105,519       $2,780      $10,454      $27,451     $ 70,449
    40           $38,631       $20,000      $20,000      $49,746      $149,471       $  153      $11,532      $36,658     $110,147
    45           $49,203       $20,000      $20,000      $59,831      $211,560       $    0      $11,760      $47,713     $168,713

(1) If premiums are paid more frequently than annually, the payments would be $202.79 semi-annually, $103.98 quarterly or $36.59 monthly. The death benefits and cash surrender values would be slightly different for a Contract with more frequent premium payments.

(2)  Assumes no Contract loan has been made.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 4%, 8%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life of New Jersey or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.



                                       T2

            THE PRUVIDER VARIABLE APPRECIABLE LIFE INSURANCE CONTRACT
                           MALE PREFERRED ISSUE AGE 35
                         $5,000 GUARANTEED DEATH BENEFIT
                           $173.70 ANNUAL PREMIUM (1)
                        USING MAXIMUM CONTRACTUAL CHARGES

                                             Death Benefit (2)                                 Cash Surrender Value (2)
                            ---------------------------------------------------- ---------------------------------------------------
                                   Assuming Hypothetical Gross (and Net)                Assuming Hypothetical Gross (and Net)
                Premiums                Annual Investment Return of                         Annual Investment Return of
  End of      Accumulated   ---------------------------------------------------- ---------------------------------------------------
  Policy     at 4% Interest   0% Gross     4% Gross     8% Gross     12% Gross     0% Gross     4% Gross     8% Gross    12% Gross
   Year         Per Year    (-1.51% Net)  (2.49% Net)  (6.49% Net)  (10.49% Net) (-1.51% Net)  (2.49% Net)  (6.49% Net) (10.49% Net)
  ------     -------------- ------------  -----------  -----------  ------------ ------------  -----------  ----------- ------------
     1           $   181        $5,000       $5,000      $ 5,004       $ 5,009         $  0       $    0       $    0      $     0
     2           $   369        $5,000       $5,000      $ 5,010       $ 5,022         $ 35       $   45       $   56      $    67
     3           $   564        $5,000       $5,000      $ 5,018       $ 5,039         $ 82       $  100       $  120      $   142
     4           $   767        $5,000       $5,000      $ 5,028       $ 5,063         $128       $  157       $  189      $   224
     5           $   978        $5,000       $5,000      $ 5,040       $ 5,093         $172       $  214       $  261      $   314
     6           $ 1,198        $5,000       $5,000      $ 5,054       $ 5,129         $228       $  284       $  350      $   425
     7           $ 1,427        $5,000       $5,000      $ 5,070       $ 5,174         $283       $  356       $  442      $   546
     8           $ 1,665        $5,000       $5,000      $ 5,089       $ 5,227         $336       $  428       $  540      $   678
     9           $ 1,912        $5,000       $5,000      $ 5,111       $ 5,290         $388       $  500       $  642      $   821
    10           $ 2,169        $5,000       $5,000      $ 5,136       $ 5,364         $438       $  574       $  749      $   977
    15           $ 3,617        $5,000       $5,000      $ 5,318       $ 5,950         $601       $  885       $1,306      $ 1,938
    20           $ 5,379        $5,000       $5,000      $ 5,622       $ 7,682         $712       $1,202       $2,031      $ 3,473
    25           $ 7,523        $5,000       $5,000      $ 6,099       $11,204         $739       $1,498       $2,965      $ 5,845
30 (Age 65)      $10,132        $5,000       $5,000      $ 6,993       $15,870         $632       $1,736       $4,159      $ 9,438
    35           $13,305        $5,000       $5,000      $ 8,411       $22,115         $280       $1,840       $5,616      $14,765
    40           $17,166        $5,000       $5,000      $ 9,959       $30,539         $  0       $1,651       $7,339      $22,504
    45           $21,864        $5,000       $5,000      $11,677       $41,993         $  0       $  731       $9,312      $33,488

(1) If premiums are paid more frequently than annually, the payments would be $89.46 semi-annually, $46.15 quarterly or $16.90 monthly. The death benefits and cash surrender values would be slightly different for a Contract with more frequent premium payments.

(2)  Assumes no Contract loan has been made.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 4%, 8%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life of New Jersey or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.



                                       T3

            THE PRUVIDER VARIABLE APPRECIABLE LIFE INSURANCE CONTRACT
                           MALE PREFERRED ISSUE AGE 35
                        $20,000 GUARANTEED DEATH BENEFIT
                           $390.90 ANNUAL PREMIUM (1)
                        USING MAXIMUM CONTRACTUAL CHARGES

                                             Death Benefit (2)                                 Cash Surrender Value (2)
                            ---------------------------------------------------- ---------------------------------------------------
                                   Assuming Hypothetical Gross (and Net)                Assuming Hypothetical Gross (and Net)
                Premiums                Annual Investment Return of                         Annual Investment Return of
  End of      Accumulated   ---------------------------------------------------- ---------------------------------------------------
  Policy     at 4% Interest   0% Gross     4% Gross     8% Gross     12% Gross     0% Gross     4% Gross     8% Gross    12% Gross
   Year         Per Year    (-1.51% Net)  (2.49% Net)  (6.49% Net)  (10.49% Net) (-1.51% Net)  (2.49% Net)  (6.49% Net) (10.49% Net)
  ------     -------------- ------------  -----------  -----------  ------------ ------------  -----------  ----------- ------------
     1           $   407       $20,000      $20,000      $20,009      $ 20,020       $   12       $   24      $    35     $     46
     2           $   829       $20,000      $20,000      $20,024      $ 20,056       $  191       $  221      $   253     $    286
     3           $ 1,269       $20,000      $20,000      $20,045      $ 20,111       $  364       $  423      $   485     $    551
     4           $ 1,726       $20,000      $20,000      $20,073      $ 20,185       $  532       $  627      $   730     $    843
     5           $ 2,202       $20,000      $20,000      $20,109      $ 20,283       $  704       $  843      $   999     $  1,173
     6           $ 2,697       $20,000      $20,000      $20,153      $ 20,406       $  924       $1,116      $ 1,337     $  1,590
     7           $ 3,211       $20,000      $20,000      $20,206      $ 20,559       $1,144       $1,397      $ 1,696     $  2,048
     8           $ 3,746       $20,000      $20,000      $20,269      $ 20,744       $1,358       $1,681      $ 2,072     $  2,547
     9           $ 4,302       $20,000      $20,000      $20,343      $ 20,965       $1,567       $1,968      $ 2,466     $  3,089
    10           $ 4,881       $20,000      $20,000      $20,428      $ 21,227       $1,769       $2,257      $ 2,880     $  3,679
    15           $ 8,140       $20,000      $20,000      $21,061      $ 23,332       $2,429       $3,480      $ 5,015     $  7,287
    20           $12,106       $20,000      $20,000      $22,149      $ 28,871       $2,874       $4,713      $ 7,787     $ 13,052
    25           $16,931       $20,000      $20,000      $23,887      $ 42,162       $2,984       $5,854      $11,349     $ 21,996
30 (Age 65)      $22,801       $20,000      $20,000      $26,743      $ 59,769       $2,553       $6,742      $15,904     $ 35,543
    35           $29,942       $20,000      $20,000      $32,210      $ 83,330       $1,136       $7,056      $21,505     $ 55,635
    40           $38,631       $20,000      $20,000      $38,177      $115,111       $    0       $6,109      $28,133     $ 84,826
    45           $49,203       $20,000      $20,000      $44,799      $158,323       $    0       $2,012      $35,726     $126,258

(1) If premiums are paid more frequently than annually, the payments would be $202.79 semi-annually, $103.98 quarterly or $36.59 monthly. The death benefits and cash surrender values would be slightly different for a Contract with more frequent premium payments.

(2)  Assumes no Contract loan has been made.


The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 4%, 8%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life of New Jersey or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.



                                       T4

Contract Loans

You may borrow from Pruco Life of New Jersey up to the "loan value" of the Contract, using the Contract as the only security for the loan. The loan value is equal to (1) 90% of an amount equal to the portion of the Contract Fund value attributable to the variable investment options and to any prior loan[s] supported by the variable investment options, minus the portion of any charges attributable to the variable investment options that would be payable upon an immediate surrender; plus (2) 100% of an amount equal to the portion of the Contract Fund value attributable to the fixed-rate option and to any prior loan[s] supported by the fixed-rate option, minus the portion of any charges attributable to the fixed-rate option that would be payable upon an immediate surrender. The minimum amount that may be borrowed at any one time is $200 unless the proceeds are used to pay premiums on the Contract.

Interest charged on a loan accrues daily at a fixed effective annual rate of 5.5%. Interest payments on any loan are due at the end of each Contract year. If interest is not paid when due, it is added to the principal amount of the loan. The Contract debt is the principal amount of all outstanding loans plus any interest accrued thereon. If at any time the Contract debt exceeds what the cash surrender value would be if there were no Contract debt, Pruco Life of New Jersey will notify you of its intent to terminate the Contract in 61 days, within which time you may repay all or enough of the loan to obtain a positive cash surrender value and thus keep the Contract in-force for a limited time.

If you fail to keep the Contract in-force, the amount of unpaid Contract debt will be treated as a distribution and will be immediately taxable to the extent of gain in the Contract. Reinstatement of the Contract after lapse will not eliminate the taxable income which we are required to report to the Internal Revenue Service. See Tax Treatment of Contract Benefits - Pre-Death Distributions, page 19, and Lapse and Reinstatement, below.

When a loan is made, an amount equal to the loan proceeds (the "loan amount") is transferred out of the variable investment options and/or the fixed-rate option, as applicable. The reduction will normally be made in the same proportions as the value in each variable investment option and the fixed-rate option bears to the total value of the Contract. While a loan is outstanding, the amount that was so transferred will continue to be treated as part of the Contract Fund, but it will be credited with the assumed rate of return of 4% rather than with the actual rate of return of the variable investment options or fixed-rate option.

A loan will not affect the amount of the premiums due. Should the death benefit become payable while a loan is outstanding, or should the Contract be surrendered, any Contract debt will be deducted from the death benefit or the cash surrender value.

A loan will have an effect on a Contract's cash surrender value and may have an effect on the death benefit, even if the loan is fully repaid, because the investment results of the selected options will apply only to the amount remaining invested under those options. The longer the loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If investment results are greater than the rate being credited upon the amount of the loan while the loan is outstanding, values under the Contract will not increase as rapidly as they would have if no loan had been made. If investment results are below that rate, Contract values will be higher than they would have been had no loan been made. A loan that is repaid will not have any effect upon the guaranteed minimum death benefit.

Loans from Modified Endowment Contracts may be treated for tax purposes as distributions of income. See Tax Treatment of Contract Benefits, page 18.

Surrender of a Contract

You may surrender a Contract, in whole or in part, for its cash surrender value while the insured is living. To surrender a Contract, in whole or in part, you must deliver or mail it, together with a written request in a form that meets Pruco Life of New Jersey's needs, to a Home Office. The cash surrender value of a surrendered or partially surrendered Contract (taking into account the deferred sales and administrative charges, if any) will be determined as of the end of the valuation period in which such a request is received in a Home Office. Surrender of all or part of a Contract may have tax consequences. See Tax Treatment of Contract Benefits, page 18.

Lapse and Reinstatement

As explained earlier, if Scheduled Premiums are paid on or before each due date, or within the grace period after each due date, and there are no withdrawals or outstanding loans, a Contract will remain in-force even if the investment results of that Contract's variable investment option[s] have been so unfavorable that the Contract Fund has decreased to zero.

In addition, even if a Scheduled Premium is not paid, the Contract will remain in-force as long as the Contract Fund on any Monthly Date is equal to or greater than the Tabular Contract Fund Value on the following Monthly Date. (A Table of Tabular Contract Fund Values is included in the Contract; the values increase with each year the Contract remains in-force.) This could occur because of such factors as favorable investment experience, deduction of current rather than maximum charges, or the previous payment of greater than Scheduled Premiums.

However, if a Scheduled Premium is not paid, and the Contract Fund is insufficient to keep the Contract in-force, the Contract will go into default. Should this happen, Pruco Life of New Jersey will send the Contract owner a notice of default setting forth the payment necessary to keep the Contract in-force on a premium paying basis. This payment must be received at a Home Office within the 61 day grace period after the notice of default is mailed or the Contract will lapse. A Contract that lapses with an outstanding Contract loan may have tax consequences. See Tax Treatment of Contract Benefits, page 18.

A Contract that has lapsed may be reinstated within five years after the date of default unless the Contract has been surrendered for its cash surrender value. To reinstate a lapsed Contract, Pruco Life of New Jersey requires renewed evidence of insurability, and submission of certain payments due under the Contract.

If your Contract does lapse, it will still provide some benefits. You can receive the cash surrender value by making a request of Pruco Life of New Jersey prior to the end of the 61 day grace period. You may also choose one of the three forms of insurance described below for which no further premiums are payable.

Fixed Extended Term Insurance. The amount of insurance that would have been paid on the date of default will continue for a stated period of time. You will be told in writing how long that will be. The insurance amount will not change. There will be a diminishing cash surrender value but no loan value. Extended term insurance is not available to insureds in high risk classifications or under Contracts issued in connection with tax-qualified pension plans.

Fixed Reduced Paid-Up Insurance. This insurance continues for the lifetime of the insured but at an insurance amount that is generally lower than that provided by fixed extended term insurance. It will decrease only if you take a Contract loan. Upon request, we will tell you what the amount of insurance will be. Fixed paid-up insurance has a cash surrender value and a loan value. It is possible for this Contract to be classified as a Modified Endowment Contract if this option is exercised. See Tax Treatment of Contract Benefits, page 18.

Variable Reduced Paid-Up Insurance. This is similar to fixed paid-up insurance and will initially be in the same amount. The Contract Fund will continue to vary to reflect the experience of the variable investment options and/or the fixed-rate option. There will be a new guaranteed minimum death benefit. Loans will be available subject to the same rules that apply to premium-paying Contracts.

Variable reduced paid-up insurance is the automatic option provided upon lapse only if the amount of variable reduced paid-up insurance is at least as great as the amount of fixed extended term insurance which would have been provided upon lapse. In addition, variable reduced paid-up insurance will be available only if the insured is not in one of the high risk rating classes for which Pruco Life of New Jersey does not offer fixed extended term insurance. It is possible for this Contract to be classified as a Modified Endowment Contract if this option is exercised. See Tax Treatment of Contract Benefits, page 18.

What Happens If No Request Is Made? Except in the two situations that follow, if no request is made, the "automatic option" will be fixed extended term insurance. If fixed extended term insurance is not available to the insured, then fixed reduced paid-up insurance will be provided. However, if variable reduced paid-up insurance is available and the amount is at least as great as the amount of fixed extended term insurance, then the automatic option will be variable reduced paid-up insurance. This could occur if the Contract lapses and there is a Contract debt outstanding.

Paid-Up Insurance Option

In certain circumstances you may elect to stop paying premiums and to have guaranteed insurance coverage for the lifetime of the insured. This benefit is available only if the following conditions are met: (1) the Contract is not in default; (2) Pruco Life of New Jersey is not paying premiums in accordance with any payment of premium benefit that may be included in the Contract; and (3) the Contract Fund is sufficiently large so that the calculated guaranteed paid-up insurance amount is at least equal to the face amount of insurance plus the excess, if any, of the Contract Fund over the Tabular Contract Fund. The amount of guaranteed paid-up insurance coverage may be greater. It will be equal to the difference between the Contract Fund and the present value of future monthly charges from the Contract Fund (other than charges for anticipated mortality costs and for payment of premium riders) multiplied by the attained age factor. This option will generally be available only when the Contract has been in-force for many years and the Contract Fund has grown because of favorable investment experience or the payment of unscheduled premiums or both. Once the paid-up insurance option is exercised, the actual death benefit is equal to the greater of the guaranteed paid-up insurance amount and the Contract Fund multiplied by the attained age factor.

Upon request, Pruco Life of New Jersey will tell you the amount needed to pay up the Contract and to guarantee the paid-up insurance amount as long as a payment equal to or greater than this amount is received within two weeks of the date it was quoted. There is no guarantee if the payment is received within the two week period and is less than the quoted amount or if the payment is received outside the two week period. In that case, Pruco Life of New Jersey will add the payment to the Contract Fund and recalculate the guaranteed paid-up insurance amount. If the guaranteed paid-up insurance amount is equal to or greater than the face amount, the paid-up request will be processed. If the guaranteed paid-up insurance amount calculated is below the face amount, you will be notified that the amount is insufficient to process the request. In some cases, the quoted amount, if paid, would increase the death benefit by more than it increases the Contract Fund. In these situations, underwriting might be required to accept the premium payment and to process the paid-up request. Pruco Life of New Jersey reserves the right to change this procedure in the future. After the first Contract year, you must make a proper written request for the Contract to become fully paid-up and send the Contract to a Home Office to be endorsed. It is possible for this Contract to be classified as a Modified Endowment Contract if this option is exercised. See Tax Treatment of Contract Benefits, page 18. A Contract in effect under a paid-up insurance option will have cash surrender and loan values.

Reduced Paid-Up Insurance Option

Like the paid-up insurance option, reduced paid-up insurance provides the insured with lifetime insurance coverage without the payment of additional premiums. However, reduced paid-up insurance provides insurance coverage which is generally lower than the death benefit of the Contract. Reduced paid-up insurance is based upon a Contract's current net cash value and can be requested at any time. This option is available only when the Contract is not in default and Pruco Life of New Jersey is not paying any premiums in accordance with any payment of premium benefit that may be included in the Contract. In order to receive reduced paid-up insurance, a Contract owner must make a proper written request, and Pruco Life of New Jersey may request that the owner send the Contract to a Home Office to be endorsed. It is possible for this Contract to be classified as a Modified Endowment Contract if this option is exercised. See Tax Treatment of Contract Benefits, page 18.

When Proceeds Are Paid

Pruco Life of New Jersey will generally pay any death benefit, cash surrender value, loan proceeds or withdrawal within seven days after all the documents required for such payment are received at a Home Office. Other than the death benefit, which is determined as of the date of death, the amount will be determined as of the end of the valuation period in which the necessary documents are received at a Home Office. Pruco Life of New Jersey may delay payment of proceeds from the variable investment options and the variable portion of the death benefit due under the Contract if the sale or valuation of the Account's assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists.

With respect to the amount of any cash surrender value allocated to the fixed-rate option, and with respect to a Contract in-force as fixed reduced paid-up insurance or as extended term insurance, Pruco Life of New Jersey expects to pay the cash surrender value promptly upon request. However, Pruco Life of New Jersey has the right to delay payment of such cash surrender value for up to six months (or a shorter period if required by applicable law). Pruco Life of New Jersey will pay interest of at least 3% a year if it delays such a payment for more than 30 days (or a shorter period if required by applicable law).

Living Needs Benefit

You may elect to add the Living Needs Benefit" to your Contract at issue. The benefit may vary by state. It can generally be added only when the aggregate face amounts of the insured's eligible contracts equal $50,000 or more. There is no charge for adding the benefit to the Contract. However, an administrative charge (not to exceed $150) will be made at the time the Living Needs Benefit is paid.

Subject to state regulatory approval, the Living Needs Benefit allows you to elect to receive an accelerated payment of all or part of the Contract's death benefit, adjusted to reflect current value, at a time when certain special needs exist. The adjusted death benefit will always be less than the death benefit, but will generally be greater than the Contract's cash surrender value. The following option may be available. A Pruco Life of New Jersey representative should be consulted as to whether additional options may be available.

Terminal Illness Option. This option is available if the insured is diagnosed as terminally ill with a life expectancy of six months or less. When you provide satisfactory evidence, Pruco Life of New Jersey will provide an accelerated payment of the portion of the death benefit you select as a Living Needs Benefit. The Contract owner may (1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for six months. If the insured dies before all the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the Living Needs Benefit claim form in a single sum.

All or part of the Contract's death benefit may be accelerated under the Living Needs Benefit. If the benefit is only partially accelerated, a death benefit of at least $25,000 must remain under the Contract. Pruco Life of New Jersey reserves the right to determine the minimum amount that may be accelerated.

No benefit will be payable if the Contract owner is required to elect it in order to meet the claims of creditors or to obtain a government benefit. Pruco Life of New Jersey can furnish details about the amount of Living Needs Benefit that is available to an eligible Contract owner, and the adjusted premium payments that would be in effect if less than the entire death benefit is accelerated.

You should consider whether adding this settlement option is appropriate in your given situation. Adding the Living Needs Benefit to the Contract has no adverse consequences; however, electing to use it could. With the exception of certain business-related policies, the Living Needs Benefit is excluded from income if the insured is terminally ill or chronically ill as defined by the tax law (although the exclusion in the latter case may be limited). You should consult a qualified tax adviser before electing to receive this benefit. Receipt of a Living Needs Benefit payment may also affect your eligibility for certain government benefits or entitlements.

Reports to Contract Owners

Once each Contract year (except where the Contract is in-force as fixed extended term insurance or fixed reduced paid-up insurance), Pruco Life of New Jersey will send you a statement that provides certain information pertinent to your own Contract. This statement will detail values, transactions made, and specific Contract data that apply only to your particular Contract. On request, you will be sent a current statement in a form similar to that of the annual statement described above, but Pruco Life of New Jersey may limit the number of such requests or impose a reasonable charge if such requests are made too frequently.

You will also receive, usually at the end of February, an annual report of the operations of the Series Fund. That report will list the investments held in both portfolios and include audited financial statements for the Series Fund. A semi-annual report with similar unaudited information will be sent to you, usually at the end of August.

Tax Treatment of Contract Benefits

This summary provides general information on the federal income tax treatment of the Contract. It is not a complete statement of what the federal income taxes will be in all circumstances. It is based on current law and interpretations, which may change. It does not cover state taxes or other taxes. It is not intended as tax advice. You should consult your own qualified tax adviser for complete information and advice.

Treatment as Life Insurance. The Contract must meet certain requirements to qualify as life insurance for tax purposes. These requirements include certain definitional tests and rules for diversification of the Contract's investments. For further information on the diversification requirements, see Taxation of the Fund in the statement of additional information for the Series Fund.

We believe we have taken adequate steps to ensure that the Contract qualifies as life insurance for tax purposes. Generally speaking, this means that:

o You will not be taxed on the growth of the funds in the Contract, unless you receive a distribution from the Contract.

o    The Contract's death benefit will be income tax free to your beneficiary.

Although we believe the Contract should qualify as "life insurance" for federal tax purposes, there are some uncertainties, particularly because the Secretary of the Treasury has not yet issued permanent regulations that bear on this question. Accordingly, we have reserved the right to make changes - which will be applied uniformly to all Contract owners after advance written notice - that we deem necessary to ensure that the Contract will continue to qualify as life insurance.

Pre-Death Distributions. The tax treatment of any distribution you receive before the insured's death depends on whether the Contract is classified as a Modified Endowment Contract.


     Contracts Not Classified as Modified Endowment Contracts.

          o If you surrender the Contract or allow it to lapse, you will be taxed on the amount you receive in excess of the premiums you paid less the untaxed portion of any prior withdrawals. For this purpose, you will be treated as receiving any portion of the cash surrender value used to repay Contract debt. In other words, you will immediately have taxable income to the extent of gain in the Contract. Reinstatement of the Contract after lapse will not eliminate the taxable income which we are required to report to the Internal Revenue Service. The tax consequences of a surrender may differ if you take the proceeds under an income payment settlement option.

          o Generally, you will be taxed on a withdrawal to the extent the amount you receive exceeds the premiums you paid for the Contract less the untaxed portion of any prior withdrawals. However, under some limited circumstances, in the first 15 Contract years, all or a portion of a withdrawal may be taxed if the Contract Fund exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid.

          o Extra premiums for optional benefits and riders generally do not count in computing the premiums paid for the Contract for the purposes of determining whether a withdrawal is taxable.

          o Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax.

     Modified Endowment Contracts.

          o The rules change if the Contract is classified as a Modified Endowment Contract. The Contract could be classified as a Modified Endowment Contract if premiums substantially, or in some cases slightly, in excess of Scheduled Premiums are paid or a decrease in the face amount of insurance is made (or a rider removed). The addition of a rider or an increase in the face amount of insurance may also cause the Contract to be classified as a Modified Endowment Contract even though the Contract owner pays only Scheduled Premiums or even less than the Scheduled Premiums. You should first consult a qualified tax adviser and your Pruco Life of New Jersey representative if you are contemplating any of these steps.

          o If the Contract is classified as a Modified Endowment Contract, then amounts you receive under the Contract before the insured's death, including loans and withdrawals, are included in income to the extent that the Contract Fund before surrender charges exceeds the premiums paid for the Contract increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludable from income. An assignment of a Modified Endowment Contract is taxable in the same way. These rules also apply to pre-death distributions, including loans and assignments, made during the two-year period before the time that the Contract became a Modified Endowment Contract.

          o Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10 percent unless the amount is received on or after age 59 1/2, on account of your becoming disabled or as a life annuity. It is presently unclear how the penalty tax provisions apply to Contracts owned by businesses.

          o All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Contract for purposes of applying these rules.


Investor Control. Treasury Department regulations do not provide guidance concerning the extent to which you may direct your investment in the particular variable investment options without causing you, instead of Pruco Life of New Jersey, to be considered the owner of the underlying assets. Because of this uncertainty, Pruco Life of New Jersey reserves the right to make such changes as it deems necessary to assure that the Contract qualifies as life insurance for tax purposes. Any such changes will apply uniformly to affected Contract owners and will be made with such notice to affected Contract owners as is feasible under the circumstances.

Withholding. You must affirmatively elect that no taxes be withheld from a pre-death distribution. Otherwise, the taxable portion of any amounts you receive will be subject to withholding. You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number. You may be subject to penalties under the estimated tax payment rules if your withholding and estimated tax payments are insufficient to cover the tax due.

Other Tax Consequences. If you transfer or assign the Contract to someone else, there may be gift, estate and/or income tax consequences. If you transfer the Contract to a person two or more generations younger than you (or designate such a younger person as a beneficiary), there may be Generation Skipping Transfer tax consequences. Deductions for interest paid or accrued on Contract debt or on other loans that are incurred or continued to purchase or carry the Contract may be denied. Your individual situation or that of your beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if you or the insured dies.

Business-Owned Life Insurance. If a business, rather than an individual, is the owner of the Contract, there are some additional rules. Business Contract owners generally cannot deduct premium payments. Business Contract owners generally cannot take tax deductions for interest on Contract debt paid or accrued after October 13, 1995. An exception permits the deduction of interest on policy loans on Contracts for up to 20 key persons. The interest deduction for Contract debt on these loans is limited to a prescribed interest rate and a maximum aggregate loan amount of $50,000 per key insured person. The corporate alternative minimum tax also applies to business-owned life insurance. This is an indirect tax on additions to the Contract Fund or death benefits received under business-owned life insurance policies.

Riders

Contract owners may be able to obtain additional fixed benefits which may increase the Scheduled Premium. If they do cause an increase in the Scheduled Premium, they will be charged for by making monthly deductions from the Contract Fund. These optional insurance benefits will be described in what is known as a "rider" to the Contract. Charges for the riders will be deducted from the Contract Fund on each Monthly date.

One rider pays an additional amount if the insured dies in an accident. Another waives certain premiums if the insured is disabled within the meaning of the provision (or, in the case of a Contract issued on an insured under the age of 15, if the applicant dies or becomes disabled within the meaning of the provision). Others pay an additional amount if the insured dies within a stated number of years after issue; similar benefits may be available if the insured's spouse or child should die. The amounts of these benefits are fully guaranteed at issue; they do not depend on the performance of the Account, although they will no longer be available if the Contract lapses. Certain restrictions may apply; they are clearly described in the applicable rider.

Any Pruco Life of New Jersey representative authorized to sell the Contract can explain these extra benefits further. Samples of the provisions are available from Pruco Life of New Jersey upon written request.

Legal Considerations Relating to Sex-Distinct Premiums and Benefits

The Contract generally uses mortality tables that distinguish between males and females. Thus, premiums and benefits differ under Contracts issued on males and females of the same age. However, in those states that have adopted regulations prohibiting sex-distinct insurance rates, premiums and cost of insurance charges will be based on a blended unisex rate, whether the insured is male or female. In addition, Pruco Life of New Jersey may have offered the Contract with unisex mortality rates to employers and employee organizations.

Other Standard Contract Provisions

Assignment. This Contract may not be assigned if the assignment would violate any federal, state, or local law or regulation. Generally, the Contract may not be assigned to an employee benefit plan or program without Pruco Life of New Jersey's consent. Pruco Life of New Jersey assumes no responsibility for the validity or sufficiency of any assignment. We will not be obligated to comply with any assignment unless we receive a copy at a Home Office.

Beneficiary. You designate and name your beneficiary in the application. Thereafter, you may change the beneficiary, provided it is in accordance with the terms of the Contract. Should the insured die with no surviving beneficiary, the insured's estate will become the beneficiary.

Incontestability. We will not contest the Contract after it has been in-force during the insured's lifetime for two years from the issue date except when any change is made in the Contract that requires Pruco Life of New Jersey's approval and would increase our liability. We will not contest such change after it has been in effect for two years during the lifetime of the insured.

Misstatement of Age or Sex. If the insured's stated age or sex (except where unisex rates apply) or both are incorrect in the Contract, Pruco Life of New Jersey will adjust the death benefits payable and any amount to be paid, as required by law, to reflect the correct age and sex. Any such death benefit will be based on what the most recent deductions from the Contract Fund would have provided at the correct age and sex.

Settlement Options. The Contract grants to most owners, or to the beneficiary, a variety of optional ways of receiving Contract proceeds, other than in a lump sum. Any Pruco Life of New Jersey representative authorized to sell this Contract can explain these options upon request.

Suicide Exclusion. Generally, if the insured, whether sane or insane, dies by suicide within two years from the Contract Date, the Contract will end and Pruco Life of New Jersey will return the premiums paid, less any Contract debt, and less any withdrawals.

Paying Premiums by Payroll Deduction

In addition to the annual, semi-annual, quarterly and monthly premium payment modes, a payroll budget method of paying premiums may also be available under certain Contracts. The employer generally deducts the necessary amounts from employee paychecks and sends premium payments to Pruco Life of New Jersey monthly. Any Pruco Life of New Jersey representative authorized to sell this Contract can provide further details concerning the payroll budget method of paying premiums.

Sale of the Contract and Sales Commissions

Pruco Securities Corporation ("Prusec"), an indirect wholly-owned subsidiary of Prudential, acts as the principal underwriter of the Contract. Prusec, organized in 1971 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Prusec's principal business address is 751 Broad Street, Newark, New Jersey 07102-3777. The Contract was sold by registered representatives of Prusec who were also authorized by state insurance departments to do so. The Contract may also have been sold through other broker-dealers authorized by Prusec and applicable law to do so. Registered representatives of such other broker-dealers may have been paid on a different basis than described below.

Where the insured is less than 60 years of age, the representative generally receives a commission of: (1) no more than 50% of the Scheduled Premiums for the first year: (2) no more than 6% of the Scheduled Premiums for the second through 10th years; and (3) no more than 2% of the Scheduled Premiums thereafter. For insureds over 59 years of age, the commission is lower. The representative may be required to return all or part of the first year commission if the Contract is not continued through the second year. Representatives with less than three years of service may be paid on a different basis.

Sales expenses in any year are not equal to the deduction for sales load in that year. Pruco Life of New Jersey expects to recover its total sales expenses over the periods the Contracts are in effect. To the extent that the sales charges are insufficient to cover total sales expenses, the sales expenses will be recovered from Pruco Life of New Jersey's surplus, which may include amounts derived from the mortality and expense risk charge and the guaranteed minimum death benefit risk charge described under item (d) under Monthly Deductions from Contract Fund, page 7 and Daily Deduction from the Contract Fund, page 7.

State Regulation

Pruco Life of New Jersey is subject to regulation and supervision by the Department of Insurance of the State of New Jersey and New York, which periodically examines its operations and financial condition.

Pruco Life of New Jersey is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business to determine solvency and compliance with local insurance laws and regulations.

In addition to the annual statements referred to above, Pruco Life of New Jersey is required to file with New Jersey and other jurisdictions a separate statement with respect to the operations of all its variable contract accounts, in a form promulgated by the National Association of Insurance Commissioners.

Experts


The financial statements of Pruco Life of New Jersey as of December 31, 2001 and 2000 and for each of the three years in the period ended December 31, 2001 and the financial statements of the PRUvider Variable Appreciable Life Subaccounts of the Account as of December 31, 2001 and for each of the three years in the period then ended included in this prospectus have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 1177 Avenue of the Americas, New York, New York 10036.

Actuarial matters included in this prospectus have been examined by Candace J. Woods, FSA, MAAA, Vice President and Actuary of Prudential whose opinion is filed as an exhibit to the registration statement.


Litigation and Regulatory Proceedings

We are subject to legal and regulatory actions in the ordinary course of our businesses, including class actions. Pending legal and regulatory actions include proceedings specific to our practices and proceedings generally applicable to business practices in the industries in which we operate. In certain of these lawsuits, large and/or indeterminate amounts are sought, including punitive or exemplary damages.

Beginning in 1995, regulatory authorities and customers brought significant regulatory actions and civil litigation against Pruco Life of New Jersey and Prudential involving individual life insurance sales practices. In 1996, Prudential, on behalf of itself and many of its life insurance subsidiaries, including Pruco Life of New Jersey, entered into settlement agreements with relevant insurance regulatory authorities and plaintiffs in the principal life insurance sales practices class action lawsuit covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995. Pursuant to the settlements, the companies agreed to various changes to their sales and business practices controls, to a series of fines, and to provide specific forms of relief to eligible class members. Virtually all claims by class members filed in connection with the settlements have been resolved and virtually all aspects of the remediation program have been satisfied.


As of December 31, 2001 Prudential and/or Pruco Life of New Jersey remained a party to approximately 44 individual sales practices actions filed by policyholders who "opted out" of the class action settlement relating to permanent life insurance policies issued in the United States between 1982 and 1995. In addition, there were 19 sales practices actions pending that were filed by policyholders who were members of the class and who failed to "opt out" of the class action settlement. Prudential and Pruco Life of New Jersey believed that those actions are governed by the class settlement release and expects them to be enjoined and/or dismissed. Additional suits may be filed by class members who "opted out" of the class settlements or who failed to "opt out" but nevertheless seek to proceed against Prudential and/or Pruco Life of New Jersey. A number of the plaintiffs in these cases seek large and/or indeterminate amounts, including punitive or exemplary damages. Some of these actions are brought on behalf of multiple plaintiffs. It is possible that substantial punitive damages might be awarded in any of these actions and particularly in an action involving multiple plaintiffs.

Prudential has indemnified Pruco Life of New Jersey for any liabilities incurred in connection with sales practices litigation covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995.

Pruco Life of New Jersey's litigation is subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of Pruco Life of New Jersey in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters should not have a material adverse effect on Pruco Life of New Jersey's financial position.


Additional Information

Pruco Life of New Jersey has filed a registration statement with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus. This prospectus does not include all of the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may, however, be obtained from the SEC's Public Reference Section at 450 Fifth Street, N.W., Washington, D.C. 20549, or by telephoning (800) SEC-0330, upon payment of a prescribed fee.

To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household ("householding"), in lieu of sending a copy to each contract owner that resides in the household. You should be aware that you can revoke or "opt out" of householding at any time by calling 1-877-778-5008.

Further information may also be obtained from Pruco Life of New Jersey. Its address and telephone number are on the inside front cover of this prospectus.

Financial Statements

The financial statements of the Account should be distinguished from the financial statements of Pruco Life of New Jersey, which should be considered only as bearing upon the ability of Pruco Life of New Jersey to meet its obligations under the Contracts.

                             DIRECTORS AND OFFICERS

The directors and major officers of Pruco Life of New Jersey, listed with their principal occupations during the past 5 years, are shown below.

                      DIRECTORS OF PRUCO LIFE OF NEW JERSEY

JAMES J. AVERY, JR., Vice Chairman and Director - President, Prudential Individual Life Insurance since 1998; prior to 1998: Senior Vice President, Chief Actuary and CFO, Prudential Individual Insurance Group.

VIVIAN L. BANTA, President, Chairman, and Director - Executive Vice President, Individual Financial Services, U.S. Consumer Group since 2000; 1998 to 1999:
Consultant, Individual Financial Services; prior to 1998: Consultant, Morgan Stanley.

RICHARD J. CARBONE, Director - Senior Vice President and Chief Financial Officer since 1997.

HELEN M. GALT, Director - Company Actuary, Prudential since 1993.

JEAN D. HAMILTON, Director - Executive Vice President, Prudential Institutional since 1998; prior to 1998: President, Diversified Group.

RONALD P. JOELSON, Director - Senior Vice President, Prudential Asset, Liability and Risk Management since 1999; prior to 1999: President, Guaranteed Products, Prudential Institutional.

DAVID R. ODENATH, JR., Director - President, Prudential Investments since 1999; prior to 1999: Senior Vice President and Director of Sales, Investment Consulting Group, PaineWebber.


                         OFFICERS WHO ARE NOT DIRECTORS

SHAUN M. BYRNES, Senior Vice President - Senior Vice President, Director of Mutual Funds, Annuities and UITs, Prudential Investments since 2001; 2000 to 2001: Senior Vice President, Director of Research, Prudential Investments; 1999 to 2000: Senior Vice President, Director of Mutual Funds, Prudential
Investments;   prior  to  1999:   Vice  President,   Mutual  Funds,   Prudential
Investments.

C. EDWARD CHAPLIN, Treasurer - Senior Vice President and Treasurer, Prudential since 2000; prior to 2000, Vice President and Treasurer, Prudential.

THOMAS F. HIGGINS, Senior Vice President - Vice President, Annuity Services, Prudential Individual Financial Services since 1999; 1998 to 1999: Vice President, Mutual Funds, Prudential Individual Financial Services; prior to 1998: Principal, Mutual Fund Operations, The Vanguard Group.

CLIFFORD E. KIRSCH, Chief Legal Officer and Secretary - Chief Counsel, Variable Products, Prudential Law Department since 1995.

ANDREW J. MAKO, Executive Vice President - Vice President, Finance, U.S. Consumer Group since 1999; prior to 1999: Vice President, Business Performance Management Group.

ESTHER H. MILNES, Senior Vice President - Vice President and Chief Actuary, Prudential Individual Life Insurance since 1999; prior to 1999: Vice President and Actuary, Prudential Individual Insurance Group.

JAMES  M.  O'CONNOR,  Senior  Vice  President  and  Actuary  -  Vice  President,
Guaranteed Products since 2001; 1998 to 2000: Corporate Vice President, Guaranteed Products; prior to 1998: Corporate Actuary, Prudential Investments.

SHIRLEY H. SHAO, Senior Vice President and Chief Actuary - Vice President and Associate Actuary, Prudential since 1996.

WILLIAM J. ECKERT, IV, Vice President and Chief Accounting Officer - Vice President and IFS Controller, Prudential Enterprise Financial Management since 2000; 1999 to 2000: Vice President and Individual Life Controller, Prudential Enterprise Financial Management; prior to 1999: Vice President, Accounting, Enterprise Financial Management.

The business address of all directors and officers of Pruco Life of New Jersey is 213 Washington Street, Newark, New Jersey 07102-2992.

PLNJ directors and officers are elected annually.

                         FINANCIAL STATEMENTS OF THE
                PRUVIDER VARIABLE APPRECIABLE LIFE SUBACCOUNTS OF
             PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT


STATEMENTS OF NET ASSETS
December 31, 2001

                                                             SUBACCOUNTS
                                                     ---------------------------
                                                      FLEXIBLE      CONSERVATIVE
                                                       MANAGED        BALANCED
                                                      PORTFOLIO      PORTFOLIO
                                                     ------------   ------------
ASSETS
  Investment in The Prudential Series Fund, Inc.
    Portfolios, at net asset value [Note 3] ........ $205,957,982   $101,514,906
                                                     ------------   ------------
  Net Assets ....................................... $205,957,982   $101,514,906
                                                     ============   ============
NET ASSETS, representing:
  Accumulation units [Note 9] ...................... $205,957,982   $101,514,906
                                                     ------------   ------------
                                                     $205,957,982   $101,514,906
                                                     ============   ============
  Units outstanding ................................   45,114,814     26,398,112
                                                     ============   ============






            SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A4 THROUGH A7


                                     A1


                                                     FINANCIAL STATEMENTS OF THE
                                          PRUVIDER VARIABLE APPRECIABLE LIFE SUBACCOUNTS OF
                                        PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF OPERATIONS
For the years ended December 31, 2001, 2000 and 1999

                                                                                SUBACCOUNTS
                                           ----------------------------------------------------------------------------------------
                                                   FLEXIBLE MANAGED                                  CONSERVATIVE BALANCED
                                                      PORTFOLIO                                           PORTFOLIO
                                           -------------------------------------------     -----------------------------------------
                                               2001            2000           1999            2001           2000          1999
                                           ------------    ------------    -----------     -----------     ----------    ----------
INVESTMENT INCOME
  Dividend income .......................  $  7,986,177    $  8,423,889    $    11,143     $ 3,518,834     $4,041,954    $4,689,573
                                           ------------    ------------    -----------     -----------     ----------    ----------
EXPENSES
  Charges to contract owners for assuming
    mortality risk and expense risk
    [Note 4A] ...........................     1,309,601       1,448,957      1,509,261         644,366        693,384       718,530
  Reimbursement for excess expenses
    [Note 4D] ...........................      (490,928)       (539,155)      (544,224)       (177,587)      (202,407)     (190,933)
                                           ------------    ------------    -----------     -----------     ----------    ----------
NET EXPENSES ............................       818,673         909,802        965,037         466,779        490,977       527,597
                                           ------------    ------------    -----------     -----------     ----------    ----------
NET INVESTMENT INCOME (LOSS) ............     7,167,504       7,514,087       (953,894)      3,052,055      3,550,977     4,161,976
                                           ------------    ------------    -----------     -----------     ----------    ----------
NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Capital gains distributions received ..     3,084,677       3,321,644      2,827,339       1,082,007        823,803       658,398
  Realized gain (loss) on shares redeemed      (359,305)      1,182,171      1,322,321         (22,178)       573,190       787,439
  Net change in unrealized gain (loss) on
    investments .........................   (23,428,493)    (16,361,667)    14,382,751      (6,728,564)    (5,935,872)    1,388,838
                                           ------------    ------------    -----------     -----------     ----------    ----------
NET GAIN (LOSS) ON INVESTMENTS ..........   (20,703,121)    (11,857,852)    18,532,411      (5,668,735)    (4,538,879)    2,834,675
                                           ------------    ------------    -----------     -----------     ----------    ----------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS ............................  $(13,535,617)   $ (4,343,765)   $17,578,517     $(2,616,680)    $ (987,902)   $6,996,651
                                           ============    ============    ===========     ===========     ==========    ==========




                       SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A4 THROUGH A7


                                                A2


                                                     FINANCIAL STATEMENTS OF THE
                                          PRUVIDER VARIABLE APPRECIABLE LIFE SUBACCOUNTS OF
                                        PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2001, 2000 and 1999


                                                                                SUBACCOUNTS
                                           ----------------------------------------------------------------------------------------
                                                           FLEXIBLE MANAGED                       CONSERVATIVE BALANCED
                                                              PORTFOLIO                                 PORTFOLIO
                                           ----------------------------------------------------------------------------------------
                                                2001           2000          1999          2001           2000             1999
                                           ------------   ------------  ------------   ------------    ------------    ------------
OPERATIONS
  Net investment income (loss) ..........  $  7,167,504   $  7,514,087  $   (953,894)  $   3,052,055   $  3,550,977   $  4,161,976
  Capital gains distributions received ..     3,084,677      3,321,644     2,827,339       1,082,007        823,803        658,398
  Realized gain (loss) on shares redeemed      (359,305)     1,182,171     1,322,321         (22,178)       573,190        787,439
  Net change in unrealized gain (loss) on
    investments .........................   (23,428,493)   (16,361,667)   14,382,751      (6,728,564)    (5,935,872)     1,388,838
                                           ------------   ------------   -----------   -------------   ------------   ------------
NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING
  FROM OPERATIONS .......................   (13,535,617)    (4,343,765)   17,578,517      (2,616,680)      (987,902)     6,996,651
                                           ------------   ------------   -----------   -------------   ------------   ------------
CONTRACT OWNER TRANSACTIONS
  Contract Owner Net Payments ...........    14,979,604     14,061,606     4,963,270       7,421,780      7,155,408      2,955,315
  Policy Loans ..........................    (5,716,384)    (6,167,119)   (7,384,636)     (2,385,300)    (2,686,924)    (2,889,851)
  Policy Loan Repayments and Interest ...     5,732,813      5,589,669     7,010,849       2,372,140      2,275,856      2,927,288
  Surrenders, Withdrawals and Death
    Benefits ............................   (12,388,245)   (12,338,277)  (10,727,647)     (5,670,009)    (5,277,744)    (5,619,206)
  Net Transfers From (To) Other
    Subaccounts or Fixed Rate Option ....    (1,302,894)    (7,239,375)   (4,161,991)       (495,252)    (3,856,084)    (2,179,539)
  Withdrawal and Other Charges ..........    (8,718,191)    (9,108,467)   (9,811,225)     (4,483,120)    (4,635,229)    (4,974,621)
                                           ------------   ------------   -----------   -------------   ------------   ------------
NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING
  FROM CONTRACT
  OWNER TRANSACTIONS ....................    (7,413,297)   (15,201,963)  (20,111,380)     (3,239,761)    (7,024,717)    (9,780,614)
                                           ------------   ------------   -----------   -------------   ------------   ------------
TOTAL INCREASE (DECREASE)
  IN NET ASSETS .........................   (20,948,914)   (19,545,728)   (2,532,863)     (5,856,441)    (8,012,619)    (2,783,963)

NET ASSETS
  Beginning of year .....................   226,906,896    246,452,624   248,985,487     107,371,347    115,383,966    118,167,929
                                           ------------   ------------   -----------   -------------   ------------   ------------
  End of year ...........................  $205,957,982   $226,906,896  $246,452,624   $ 101,514,906   $107,371,347   $115,383,966
                                           ============   ============  ============   =============   ============   ============





                       SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A4 THROUGH A7


                                                 A3

                      NOTES TO FINANCIAL STATEMENTS OF THE
                PRUVIDER VARIABLE APPRECIABLE LIFE SUBACCOUNTS OF
              PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT
                                DECEMBER 31, 2001

Note 1:   General

          Pruco Life of New Jersey Variable Appreciable Account (the "Account") was established on January 13, 1984 under New Jersey law as a separate investment account of Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey") which is a wholly-owned subsidiary of Pruco Life Insurance Company (an Arizona domiciled company) and is indirectly wholly-owned by The Prudential Insurance Company of America ("Prudential"). The assets of the Account are segregated from Pruco Life of New Jersey's other assets. Proceeds from the purchases of Pruco Life of New Jersey Variable Appreciable Life ("VAL"), Pruco Life of New Jersey PRUvider Variable Appreciable Life ("PRUvider"), Pruco Life of New Jersey PruSelect III ("PSEL III"), Pruco Life of New Jersey Survivorship Variable Universal Life ("SVUL") and Pruco Life of New Jersey PruLife Custom Premier ("VUL") contracts are invested in the Account.

          The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is a funding vehicle for individual variable life insurance contracts. The contract offers the option to invest in two subaccounts, each of which invests in a corresponding portfolio of The Prudential Series Fund, Inc. (the "Series Fund"). Options available to the PRUvider contract owners are the Flexible Managed Portfolio and Conservative Balanced Portfolio.

          The Series Fund is a diversified open-end management investment company, and is managed by Prudential.

          New sales of the VAL product, which invests in the Account, were discontinued as of May 1, 1992. However, premium payments made by the contract owners existing at that date will continue to be received by the Account.


Note 2:   Significant Accounting Policies

          The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

          Investments--The investments in shares of the Series Fund are stated at the net asset value of the respective portfolio, which value their investment securities at fair value.

          Security Transactions--Realized gains and losses on security transactions are reported on an average cost basis. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

          Distributions Received--Dividend and capital gain distributions received are reinvested in additional shares of the Series Fund and are recorded on the ex-dividend date.


                                       A4

Note 3:   Investment Information for the Prudential Series Fund, Inc. Portfolios

          The net asset value per share for each portfolio of the Series Fund, the number of shares (rounded) of each portfolio held by the subaccounts of the Account and the aggregate cost of investments in such shares at December 31, 2001 were as follows:

                                                        SUBACCOUNTS
                                              ----------------------------------
                                                FLEXIBLE           CONSERVATIVE
                                                 MANAGED             BALANCED
                                                PORTFOLIO           PORTFOLIO
                                              ------------         ------------
Number of shares (rounded):                     13,925,489            7,415,260
Net asset value per share:                    $      14.79         $      13.69
Cost:                                         $223,598,372         $105,305,620

Note 4:   Charges and Expenses

          A.   Mortality Risk and Expense Risk Charges

               The mortality risk and expense risk charges, at an effective annual rate of up to 0.60%, 0.90%, 0.50%, 0.90% and 0.45% are applied daily against the net assets of VAL, PRUvider, PSEL III, SVUL and VUL contract owners held in each subaccount, respectively. Mortality risk is that contract owners may not live as long as estimated and expense risk is that the cost of issuing and administering the policies may exceed related charges by Pruco Life of New Jersey. Pruco Life of New Jersey currently intends to charge only 0.20% on PSEL III contracts but reserves the right to make the full 0.50% charge. For VUL contracts Pruco Life of New Jersey intends to charge only 0.25% but reserves the right to charge 0.45%.

          B.   Deferred Sales Charge

               A deferred sales charge is imposed upon surrenders of certain VAL, PRUvider, SVUL and VUL contracts to compensate Pruco Life of New Jersey for sales and other marketing expenses. The amount of any sales charge will depend on the number of years that have elapsed since the contract was issued. No sales charge will be imposed after the tenth year of the contract. No sales charge will be imposed on death benefits.

          C.   Partial Withdrawal Charge

               A charge is imposed by Pruco Life of New Jersey on partial withdrawals of the cash surrender value. A charge equal to the lesser of $15 or 2% and $25 or 2% will be made in connection with each partial withdrawal of the cash surrender value of a VAL or PRUvider contract and PruSelect III, SVUL or VUL contract, respectively.

          D.   Expense Reimbursement

               The Account is reimbursed by Pruco Life of New Jersey for expenses in excess of 0.40% of the VAL product's average daily net assets incurred by the Flexible Managed and Conservative Balanced Portfolios of the Series Fund.

          E.   Cost of Insurance and Other Related Charges

               Contract owner contributions are subject to certain deductions prior to being invested in the Account. The deductions are for
               (1) transaction costs which are deducted from each premium payment to cover premium collection and processing costs; (2) state premium taxes; and (3) sales charges which are deducted in order to compensate Pruco Life of New Jersey for the cost of selling the contract. Contracts are also subject to monthly charges for the costs of administering the contract and to compensate Pruco Life of New Jersey for the guaranteed minimum death benefit risk.

                                       A5

Note 5:   Taxes

          Pruco Life of New Jersey is taxed as a "life insurance company" as defined by the Internal Revenue Code. The results of operations of the Account form a part of Prudential's consolidated federal tax return. Under current federal law, no federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements.

Note 6:   Unit Activity

          Transactions in units (including transfers among subaccounts) for the years ended December 31, 2001, 2000 and 1999 were as follows:

                                                                            SUBACCOUNTS
                                        ------------------------------------------------------------------------------------------
                                                      FLEXIBLE MANAGED                               CONSERVATIVE BALANCED
                                                         PORTFOLIO                                         PORTFOLIO
                                        -------------------------------------------      -----------------------------------------
                                            2001           2000            1999            2001            2000           1999
                                        -----------     -----------      ----------      ----------      ----------     ----------
Contract Owner Contributions:            4,626,015        4,041,146       2,928,417       2,671,759       2,331,679      2,742,649
Contract Owner Redemptions:             (6,104,009)      (6,990,317)     (6,981,728)     (3,426,688)     (4,008,763)    (5,207,302)


Note 7:   Purchases and Sales of Investments

          The aggregate costs of purchases and proceeds from sales of investments in the Series Fund for the year ended December 31, 2001 were as follows:

                                                            PORTFOLIOS
                                                  ------------------------------
                                                    FLEXIBLE       CONSERVATIVE
                                                     MANAGED         BALANCED
                                                  -----------      -------------
           Purchases .......................      $ 1,684,205      $   936,662
           Sales ...........................      $(9,916,175)     $(4,643,202)

Note 8:   Related Party Transactions

          Prudential and its affiliates perform various services on behalf of the mutual fund company that administers the Series Fund in which the Account invests and may receive fees for the services performed. These services include, among other things, shareholder communications, preparation, postage, fund transfer agency and various other record keeping and customer service functions.

                                       A6

Note 9:   Financial Highlights

          Pruco Life of New Jersey sells a number of variable life insurance products that are funded by the Account. These products have unique combinations of features and fees that are charged against the contract owner's account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

          The following table was developed by determining which products offered by Pruco Life of New Jersey and funded by the Account have the lowest and highest total return. Only product designs within each subaccount that had units outstanding during the respective periods were considered when determining the lowest and highest total return. The summary may not reflect the minimum and maximum contract charges offered by the Pruco Life of New Jersey as contract owners may not have selected all available and applicable contract options as discussed in note 4.


                                      AT DECEMBER 31, 2001                         FOR THE YEAR ENDED DECEMBER 31, 2001
                           --------------------------------------------    ---------------------------------------------------
                                          UNIT FAIR             NET        INVESTMENT*     EXPENSE                TOTAL
                           UNITS           VALUE               ASSETS        INCOME        RATIO**              RETURN***
                           (000S)     LOWEST TO HIGHEST        (000S)        RATIO     LOWEST TO HIGHEST     LOWEST TO HIGHEST
                           ------    --------------------     ---------    ----------- -----------------     -----------------
Flexible Managed
  Portfolio                45,115    $0.92720 to $4.71001     $ 205,958      3.75%       .35% to .90%         -6.52% to -6.01%
Conservative Balanced
  Portfolio                26,398    $0.96841 to $4.00354     $ 101,516      3.40%       .40% to .90%         -2.88% to -2.41%

-----------


  * These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

 ** These ratios represent the annualized contract expenses of the separate account net of reimbursement of excess expenses, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

*** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.


                                       A7

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Contract Owners of the
PRUvider Variable Appreciable Life Subaccounts of
Pruco Life of New Jersey Variable Appreciable Account and the Board of Directors of the Pruco Life Insurance Company of New Jersey


In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the subaccounts listed in Note 1 of the PRUvider Variable Appreciable Life Subaccounts of Pruco Life of New Jersey Variable Appreciable Account at December 31, 2001, and the results of each of their operations and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of the Pruco Life Insurance Company of New Jersey; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fund shares owned at December 31, 2001 with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.



PricewaterhouseCoopers LLP
New York, New York
April 22, 2002




                                       A8

Pruco Life Insurance Company of New Jersey

Statements of Financial Position
December 31, 2001 and 2000 (In Thousands)
--------------------------------------------------------------------------------

                                                                                       2001                 2000
                                                                                   -----------          -----------
ASSETS
Fixed Maturities
   Available for Sale, at fair value (amortized cost, 2001: $478,996; and
   2000: $614,858)                                                                 $   490,734          $   612,851
Held to Maturity, at amortized cost (fair value, 2000: $7,259)                              --                7,470
Policy Loans                                                                           158,754              152,111
Short-Term Investments                                                                  32,983               28,759
Other Long-Term Investments                                                              2,614                3,577
                                                                                   -----------          -----------
        Total Investments                                                              685,085              804,768
Cash and Cash Equivalents                                                               58,212               65,237
Deferred Policy Acquisition Costs                                                      118,975              116,653
Accrued Investment Income                                                               10,399               13,781
Receivables from Affiliate                                                              17,270               22,265
Other Assets                                                                             3,919                  292
Separate Account Assets                                                              1,631,113            1,805,584
                                                                                   -----------          -----------
TOTAL ASSETS                                                                       $ 2,524,973          $ 2,828,580
                                                                                   ===========          ===========

LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities
Policyholders' Account Balances                                                    $   457,172          $   434,442
Future Policy Benefits and Other Policyholder Liabilities                              119,400              108,218
Cash Collateral for Loaned Securities                                                   36,092               48,309
Securities Sold under agreements to repurchase                                          18,514                9,754
Income Taxes Payable                                                                    36,012               29,913
Other Liabilities                                                                       19,298                8,793
Separate Account Liabilities                                                         1,631,113            1,805,584
                                                                                   -----------          -----------
Total Liabilities                                                                    2,317,601            2,445,013
                                                                                   -----------          -----------
Contingencies - (See Footnote 11)
Stockholder's Equity
Common Stock, $5 par value;
      400,000 shares authorized;
      Issued and outstanding at
      December 31, 2001 and 2000                                                         2,000                2,000
Paid-In-Capital                                                                        128,689              128,689
Retained Earnings                                                                       72,959              253,641
Accumulated Other Comprehensive Income (Loss)                                            3,724                 (763)
                                                                                   -----------          -----------
Total Stockholder's Equity                                                             207,372              383,567
                                                                                   -----------          -----------
TOTAL LIABILITIES AND
    STOCKHOLDER'S EQUITY                                                           $ 2,524,973          $ 2,828,580
                                                                                   ===========          ===========


                     See Notes to Financial Statements

Pruco Life Insurance Company of New Jersey

Statements of Operations and Comprehensive Income
Years Ended December 31, 2001, 2000 and 1999 (In Thousands)
--------------------------------------------------------------------------------

                                                                 2001              2000              1999
                                                              ---------         ---------         ---------
REVENUES

Premiums                                                      $  16,284         $   5,717         $   6,742
Policy charges and fee income                                    49,808            55,231            52,714
Net investment income                                            55,981            54,524            47,600
Realized investment losses, net                                  (9,630)           (1,045)           (5,013)
Asset management fees                                               613             8,467             7,407
Other income                                                        646               331               386
                                                              ---------         ---------         ---------

Total Revenues                                                  113,702           123,225           109,836
                                                              ---------         ---------         ---------

BENEFITS AND EXPENSES

Policyholders' benefits                                          33,148            28,201            26,237
Interest credited to policyholders' account balances             20,503            19,326            18,846
General, administrative and other expenses                       37,954            39,415            45,065
                                                              ---------         ---------         ---------

Total Benefits and Expenses                                      91,605            86,942            90,148
                                                              ---------         ---------         ---------

Income from operations before income taxes                       22,097            36,283            19,688
                                                              ---------         ---------         ---------

Income tax provision                                              6,504            12,699             6,891
                                                              ---------         ---------         ---------

NET INCOME                                                       15,593            23,584            12,797

 Other comprehensive income (loss), net of tax:

       Unrealized gains (losses) on securities, net        of
       reclassification adjustment                                4,487             5,325            (7,681)
                                                              ---------         ---------         ---------

TOTAL COMPREHENSIVE INCOME                                    $  20,080         $  28,909         $   5,116
                                                              =========         =========         =========

                     See Notes to Financial Statements

Pruco Life Insurance Company of New Jersey

Statements of Changes in Stockholder's Equity
Years Ended December 31, 2001, 2000 and 1999 (In Thousands)
--------------------------------------------------------------------------------

                                                                                   Accumulated
                                                                                       Other          Total
                                           Common      Paid - In -     Retained    Comprehensive   Stockholder's
                                            Stock        Capital       Earnings    Income (Loss)      Equity
                                          -------------------------------------------------------------------
Balance, December 31, 1998                $   2,000     $ 125,000     $ 217,260      $   1,593      $ 345,853


   Net income                                    --            --        12,797             --         12,797
   Change in net unrealized
   investment (losses) gains,
   net of reclassification and taxes             --            --            --         (7,681)        (7,681)

                                          ---------     ---------     ---------      ---------      ---------
Balance, December 31, 1999                    2,000       125,000       230,057         (6,088)       350,969



   Contribution                                --           3,689          --             --            3,689
   Net income                                  --            --          23,584           --           23,584
   Change in net unrealized
   investment (losses) gains,
   net of reclassification  and taxes          --            --            --            5,325          5,325

                                          ---------     ---------     ---------      ---------      ---------
Balance, December 31, 2000                    2,000       128,689       253,641           (763)       383,567

   Policy credits issued to
    eligible eligible policyholders            --            --         (10,275)          --          (10,275)
   Dividend to Parent                          --            --        (186,000)          --         (186,000)
   Net income                                  --            --          15,593           --           15,593
   Change in net unrealized
   investment (losses) gains,
   net of reclassification and taxes           --            --            --            4,487          4,487

                                          ---------     ---------     ---------      ---------      ---------
Balance, December 31, 2001                $   2,000     $ 128,689     $  72,959      $   3,724      $ 207,372
                                          =========     =========     =========      =========      =========


                        See Notes to Financial Statements

Pruco Life Insurance Company of New Jersey

Statements of Cash Flows
Years Ended December 31, 2001, 2000 and 1999 (In Thousands)
--------------------------------------------------------------------------------

                                                                         2001             2000           1999
                                                                       ---------       ---------       ---------
CASH FLOWS FROM OPERATING ACTIVITIES:
   Net Income                                                          $  15,593       $  23,584       $  12,797
   Adjustments to reconcile net income to net cash from (used in)
      operating activities:
      Policy charges and fee income                                       (9,906)         (9,881)        (11,399)
      Interest credited to policyholders' account balances                20,503          19,326          18,846
      Realized investment losses, net                                      9,630           1,045           5,013
      Amortization and other non-cash items                              (10,883)         (9,254)         18,092
      Change in:
        Future policy benefits and other policyholders'
          liabilities                                                     11,182           3,468          14,918
        Accrued investment income                                          3,382          (1,289)           (283)
        Policy loans                                                      (6,643)         (8,296)         (4,372)
        Receivable from affiliates                                         4,995          (2,345)        (19,723)
        Deferred policy acquisition costs                                 (2,322)         12,531         (15,261)
        Income taxes payable                                               6,099           2,084           2,504
        Other, net                                                        (2,244)          1,869           2,523
                                                                       ---------       ---------       ---------
Cash Flows From Operating Activities                                      39,386          32,842          23,655
                                                                       ---------       ---------       ---------
CASH FLOWS FROM INVESTING ACTIVITIES:
   Proceeds from the sale/maturity of:
      Fixed maturities:
        Available for sale                                               552,931         396,117         702,380
   Payments for the purchase of:
      Fixed maturities:
        Available for sale                                              (577,097)       (411,579)       (695,198)
        Held to maturity                                                      --              --          (7,470)
   Other long term investments, net                                          963          (1,058)             99
   Cash collateral for loaned securities, net                            (12,217)         30,409         (16,524)
   Securities sold under agreements to repurchase, net                     8,760           9,754         (27,210)
   Short term investments, net                                            (4,224)        (28,756)         11,040
                                                                       ---------       ---------       ---------
Cash Flows (Used in) Investing Activities                                (30,884)         (5,113)        (32,883)
                                                                       ---------       ---------       ---------
CASH FLOWS FROM FINANCING ACTIVITIES:
   Policyholders' account balances:
      Deposits                                                            87,261         170,978         258,417
      Withdrawals                                                        (76,288)       (161,060)       (264,373)
   Cash dividend paid to Parent                                          (26,500)             --              --
                                                                       ---------       ---------       ---------
Cash Flows (Used in) From Financing Activities                           (15,527)          9,918          (5,956)
                                                                       ---------       ---------       ---------
Net (decrease) increase in Cash and cash equivalents                      (7,025)         37,647         (15,184)
Cash and cash equivalents, beginning of year                              65,237          27,590          42,774
                                                                       ---------       ---------       ---------
CASH and CASH EQUIVALENTS, END OF YEAR                                 $  58,212       $  65,237       $  27,590
                                                                       =========       =========       =========

SUPPLEMENTAL CASH FLOW INFORMATION
    Income taxes paid                                                  $   2,930       $  13,421       $     480
                                                                       ---------       ---------       ---------
NON-CASH TRANSACTIONS DURING THE YEAR
   Dividend paid with fixed maturities                                 $ 159,500       $      --       $      --
                                                                       ---------       ---------       ---------
   Policy credits issued to eligible policyholders                     $  10,275       $      --       $      --
                                                                       ---------       ---------       ---------
   Contribution from parent                                            $      --       $   3,689       $      --
                                                                       ---------       ---------       ---------

                     See Notes to Financial Statements

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

1.  BUSINESS

Pruco Life Insurance Company of New Jersey ("the Company") is a stock life insurance company organized in 1982 under the laws of the state of New Jersey. The Company is licensed to sell interest-sensitive individual life insurance, variable life insurance, term insurance, variable annuities, and fixed annuities ("the Contracts") only in the states of New Jersey and New York.

The Company is a wholly owned subsidiary of Pruco Life Insurance Company ("Pruco Life"), a stock life insurance company organized in 1971 under the laws of the state of Arizona. Pruco Life, in turn, is a wholly owned subsidiary of The Prudential Insurance Company of America ("Prudential"), an insurance company founded in 1875 under the laws of the state of New Jersey. On December 18, 2001 ("the date of demutualization") Prudential converted from a mutual life insurance company to a stock life insurance company and became an indirect wholly owned subsidiary of Prudential Financial, Inc. (the "Holding Company"). The demutualization was completed in accordance with Prudential's Plan of Reorganization, which was approved by the Commissioner of the New Jersey Department of Banking and Insurance in October 2001.

The Company is engaged in a business that is highly competitive because of the large number of stock and mutual life insurance companies and other entities engaged in marketing insurance products and individual annuities.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation
The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The Company has extensive transactions and relationships with Prudential and other affiliates, as more fully described in Footnote 13. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

Use of Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, in particular deferred policy acquisition costs ("DAC") and future policy benefits, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

Investments
Fixed maturities classified as "available for sale" are carried at estimated fair value. Fixed maturities that the Company has both the intent and ability to hold to maturity are stated at amortized cost and classified as "held to maturity". The amortized cost of fixed maturities is written down to estimated fair value if a decline in value is considered to be other than temporary. Unrealized gains and losses on fixed maturities "available for sale", including the effect on deferred policy acquisition costs and policyholders' account balances that would result from the realization of unrealized gains and losses are included in a separate component of equity, "Accumulated other comprehensive income (loss)", net of income taxes.

Policy loans are carried at unpaid principal balances.

Short-term investments, consisting of highly liquid debt instruments other than those held in "Cash and cash equivalents" with a maturity of twelve months or less when purchased, are carried at amortized cost, which approximates fair value.

Realized investment (losses) gains, net are computed using the specific identification method. Costs of fixed maturity securities are adjusted for impairments considered to be other than temporary. Impairment adjustments are included in "Realized investment gains (losses), net." Factors considered in evaluating whether a decline in value is other than temporary are: 1) whether the decline is substantial; 2) the Company's ability and intent to retain the investment for a period of time sufficient to allow for an anticipated recovery in value; 3) the duration and extent to which the market value has been less than cost; and 4) the financial condition and near-term prospects of the issuer.

Cash and cash equivalents include cash on hand, amounts due from banks, money market instruments, and other debt issues with a maturity of three months or less when purchased.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Deferred Policy Acquisition Costs
The costs that vary with and that are related primarily to the production of new insurance and annuity business are deferred to the extent that they are deemed recoverable from future profits. Such costs include certain commissions, costs of policy issuance and underwriting, and variable field office expenses. Deferred policy acquisition costs are subject to recognition testing at the time of policy issue and recoverability and premium deficiency testing at the end of each accounting period. Deferred policy acquisition costs, for certain products, are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in "Accumulated other comprehensive
(loss) income."

Policy acquisition costs related to interest-sensitive and variable life products and certain investment-type products are deferred and amortized over the expected life of the contracts (periods ranging from 25 to 30 years) in proportion to estimated gross profits arising principally from investment results, mortality and expense margins, and surrender charges based on historical and anticipated future experience, which is updated periodically. The effect of changes to estimated gross profits on unamortized deferred acquisition costs is reflected in "General and administrative expenses" in the period such estimated gross profits are revised. Deferred policy acquisition costs related to non-participating term insurance are amortized over the expected life of the contracts in proportion to premium income.

Prudential and the Company have offered programs under which policyholders, for a selected product or group of products, can exchange an existing policy or contract issued by Prudential or the Company for another form of policy or contract. These transactions are known as internal replacements. If the new policies have terms that are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the life of the new policies. If the terms of the new policies are not substantially similar to those of the former policy, the unamortized DAC on the surrendered policies is immediately charged to expense.

Securities loaned
Securities loaned are treated as financing arrangements and are recorded at the amount of cash received as collateral. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of securities loaned on a daily basis with additional collateral obtained as necessary.

Non-cash collateral received is not reflected in the statements of financial position because the debtor typically has the right to redeem the collateral on short notice. Substantially all of the Company's securities loaned are with large brokerage firms.

Securities sold under agreements to repurchase
Securities sold under agreements to repurchase are treated as financing arrangements and are carried at the amounts at which the securities will be subsequently reacquired, including accrued interest, as specified in the respective agreements. Assets to be repurchased are the same, or substantially the same, as the assets transferred and the transferor, through right of substitution, maintains the right and ability to redeem the collateral on short notice. The market value of securities to be repurchased is monitored and additional collateral is obtained, where appropriate, to protect against credit exposure.

Securities lending and securities repurchase agreements are used to generate net investment income and facilitate trading activity. These instruments are short-term in nature (usually 30 days or less). Securities loaned are collateralized principally by U.S. Government and mortgage-backed securities. Securities sold under repurchase agreements are collateralized principally by cash. The carrying amounts of these instruments approximate fair value because of the relatively short period of time between the origination of the instruments and their expected realization.

Separate Account Assets and Liabilities
Separate Account assets and liabilities are reported at estimated fair value and represent segregated funds which are invested for certain policyholders and other customers. The assets consist of common stocks, fixed maturities, real estate related securities, and short-term investments. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. The investment income and gains or losses for Separate Accounts generally accrue to the policyholders and are not included in the Statements of Operations and comprehensive Income. Mortality, policy administration and surrender charges on the accounts are included in "Policy charges and fee income."

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Separate Accounts represent funds for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the policyholders, with the exception of the Pruco Life Modified Guaranteed Annuity Account. The Pruco Life Modified Guaranteed Annuity Account is a non-unitized Separate Account, which funds the Modified Guaranteed Annuity Contract and the Market Value Adjustment Annuity Contract. Owners of the Pruco Life Modified Guaranteed Annuity and the Market Value Adjustment Annuity Contracts do not participate in the investment gain or loss from assets relating to such accounts. Such gain or loss is borne, in total, by the Company.

Contingencies
Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

Insurance Revenue and Expense Recognition
Premiums from insurance policies are generally recognized when due. Benefits are recorded as an expense when they are incurred. For traditional life insurance contracts, a liability for future policy benefits is recorded using the net level premium method. For individual annuities in payout status, a liability for future policy benefits is recorded for the present value of expected future payments based on historical experience.

Amounts received as payment for interest-sensitive life, individual annuities and guaranteed investment contracts are reported as deposits to "Policyholders' account balances." Revenues from these contracts reflected as "Policy charges and fee income" consist primarily of fees assessed during the period against the policyholders' account balances for mortality charges, policy administration charges and surrender charges. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited and amortization of deferred policy acquisition costs.

Premiums, benefits and expenses are stated net of reinsurance ceded to other companies. Estimated reinsurance recoverables and the cost of reinsurance are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

Asset Management Fees
Through December 31, 2000, the Company received asset management fee income from policyholder account balances invested in The Prudential Series Funds ("PSF"), which are a portfolio of mutual fund investments related to the Company's Separate Account products (refer to Note 13). In addition, the Company receives fees from policyholder account balances invested in funds managed by companies other than Prudential. Asset management fees are recognized as income as earned.

Derivative Financial Instruments
Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, or the value of securities or commodities. Derivative financial instruments used by the Company include swaps, futures, forwards and option contracts and may be exchange-traded or contracted in the over-the-counter market. See Note 10 for a discussion of the Company's use of derivative financial instruments and the related accounting and reporting treatment for such instruments.

Income Taxes
The Company is a member of the consolidated federal income tax return of Prudential and files separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential, total federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognized in the consolidated federal tax provision. Deferred income taxes are generally recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to that portion that is expected to be realized.

New Accounting Pronouncements
In September 2000, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities--a replacement of FASB Statement No. 125." The Company has adopted the provisions of SFAS No. 140 relating to transfers and extinguishments of liabilities which are effective for periods occurring after March 31, 2001. The adoption did not have an effect on the results of operations of the Company.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

In June 2001, the FASB issued SFAS No. 141, "Business Combinations" and SFAS No. 142, "Goodwill and Other Intangible Assets." SFAS No. 141 requires that the Company account for all business combinations in the scope of the statement using the purchase method. SFAS No. 142 requires that an intangible asset acquired either individually or with a group of other assets shall initially be recognized and measured based on fair value. An intangible asset with a finite life is amortized over its useful life to the reporting entity; an intangible asset with an indefinite useful life, including goodwill, is not amortized. All intangible assets shall be tested for impairment in accordance with the statement. SFAS No. 142 is effective for fiscal years beginning after December 15, 2001; however, goodwill and intangible assets acquired after June 30, 2001 are subject immediately to the nonamortization and amortization provisions of this statement. As of December 31, 2001, The Company does not have any goodwill or intangible assets.

In August 2001, the FASB issued SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets." SFAS No. 144 eliminated the requirement that discontinued operations be measured at net realizable value or that entities include losses that have not yet occurred. SFAS No. 144 eliminated the exception to consolidation for a subsidiary for which control is likely to be temporary. SFAS No. 144 requires that long-lived assets that are to be disposed of by sale be measured at the lower of book value or fair value less cost to sell. An impairment for assets that are not considered to be disposed of is recognized only if the carrying amounts of long-lived assets are not recoverable and exceed their fair values. Additionally, SFAS No. 144 expands the scope of discontinued operations to include all components of an entity with operations and cash flows that (1) can be distinguished from the rest of the entity and (2) will be eliminated from the ongoing operations of the entity in a disposal transaction. SFAS No. 144 is effective for financial statements issued for fiscal years beginning after December 15, 2001 and, generally, its provisions are to be applied prospectively.

Reclassifications
Certain amounts in the prior years have been reclassified to conform to the current year presentation.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

3.  INVESTMENTS

Fixed Maturities
The following tables provide additional information relating to fixed maturities as of December 31:

                                                                      2001
                                               --------------------------------------------------
                                                              Gross         Gross       Estimated
                                               Amortized    Unrealized    Unrealized       Fair
                                                 Cost         Gains         Losses         Value
                                               --------      --------      --------      --------
                                                                   (In Thousands)
Fixed Maturities Available for Sale
U.S. Treasury Securities and Obligations of
U.S. Government Corporations and Agencies      $ 19,136      $    241      $     99      $ 19,278

Foreign Government Bonds                          4,029           259            --         4,288

Corporate Securities                            455,150        15,772         4,431       466,491

Mortgage-backed Securities                          681            --             4           677
                                               --------      --------      --------      --------

Total Fixed Maturities Available for Sale      $478,996      $ 16,272      $  4,534      $490,734
                                               ========      ========      ========      ========


                                                                       2000
                                               --------------------------------------------------
                                                               Gross        Gross       Estimated
                                               Amortized    Unrealized    Unrealized       Fair
                                                 Cost          Gains        Losses         Value
                                               --------      --------      --------      --------
                                                                 (In Thousands)
Fixed Maturities Available for Sale
U.S. Treasury Securities and Obligations of
U.S. Government Corporations and Agencies      $ 25,050      $    708      $      2      $ 25,756

Foreign Government Bonds                         11,181           463            --        11,644

Corporate Securities                            578,627         7,314        10,490       575,451

Mortgage-backed Securities                           --            --            --            --
                                               --------      --------      --------      --------

Total Fixed Maturities Available for Sale      $614,858      $  8,485      $ 10,492      $612,851
                                               ========      ========      ========      ========
Fixed Maturities Held to Maturity
 Corporate Securities                          $  7,470      $     --      $    211      $  7,259
                                               --------      --------      --------      --------

Total Fixed Maturities Held to Maturity        $  7,470      $     --      $    211      $  7,259
                                               ========      ========      ========      ========

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

3.  INVESTMENTS (continued)

The amortized cost and estimated fair value of fixed maturities, by contractual maturities at December 31, 2001, is shown below:

                                                 Available for Sale
                                         -----------------------------------
                                            Amortized      Estimated Fair
                                              Cost              Value
                                         -----------------------------------
                                                   (In Thousands)


Due in one year or less                     $   51,735        $    53,286

Due after one year through five years          225,748            231,715

Due after five years through ten years         163,721            166,996

Due after ten years                             37,792             38,737
                                         ---------------- ------------------

Total                                       $  478,996        $   490,734
                                         ================ ==================

Actual maturities may differ from contractual maturities because issuers have the right to call or prepay obligations.

Proceeds from the sale of fixed maturities available for sale during 2001, 2000, and 1999 were $552.4 million, $354.4 million, and $698.8 million, respectively. Gross gains of $10.1 million, $2.2 million, and $3.5 million, and gross losses of $10.1 million, $5.2 million, and $8.0 million, were realized on those sales during 2001, 2000, and 1999, respectively. Proceeds from maturities of fixed maturities available for sale during 2001, 2000, and 1999 were $0.5 million, $41.7 million, and $3.6 million, respectively.

Due to the adoption of FAS 133, "Accounting for Derivative Instruments and Hedging Activities", on January 1, 2001, the entire portfolio of fixed maturities classified as held to maturity were transferred to the available for sale category. The aggregate amortized cost of the securities was $7.5 million. Unrealized losses of $0.2 million, net of tax, were recorded in "Accumulated Other Comprehensive Income (Loss)" at the time of transfer. During the years ended December 31, 2001, 2000, and 1999, there were no securities classified as held to maturity that were sold.

Writedowns for impairments that were deemed to be other than temporary for fixed maturities were $7.8 million and $1.3 million for the years 2001 and 2000, respectively. There were no writedowns for impairments recorded during 1999.

Special Deposits
Fixed maturities of $0.5 million at December 31, 2001 and 2000 respectively, were on deposit with governmental authorities or trustees as required by certain insurance laws.


Investment Income and Investment Gains and Losses

Net investment income arose from the following sources for the years ended December 31:

                                                 2001           2000            1999
                                               --------       --------       --------
                                                           (In Thousands)
Fixed Maturities                               $ 46,813       $ 43,972       $ 39,538
Policy Loans                                      8,647          8,053          7,641
Short-Term Investments & Cash Equivalents         4,496          5,126          2,516
Other                                              (418)         1,300             60
                                               --------       --------       --------
Gross Investment Income                          59,538         58,451         49,755
Less Investment Expenses                         (3,557)        (3,927)        (2,155)
                                               --------       --------       --------
Net Investment Income                          $ 55,981       $ 54,524       $ 47,600
                                               ========       ========       ========

Pruco Life Insurance Company of New Jersey

--------------------------------------------------------------------------------
Notes to Financial Statements

3.  INVESTMENTS (continued)

Realized investment losses, net, including charges for other than temporary reductions in value, for the years ended December 31, were from the following sources:
                                       2001          2000         1999
                                     -------       -------       -------
                                                 (In Thousands)

Fixed Maturities                     $(7,807)      $(4,324)      $(4,616)
Derivatives                           (1,823)        2,924          (412)
Other                                   --             355            15
                                     -------       -------       -------
Realized Investment Losses, Net      $(9,630)      $(1,045)      $(5,013)
                                     =======       =======       =======

Securities Pledged to Creditors

The Company pledges investment securities it owns to unaffiliated parties through certain transactions including securities lending, securities sold under agreements to repurchase, and futures contracts. At December 31, 2001 and 2000, the carrying value of fixed maturities available for sale pledged to third parties as reported in the Statements of Financial Position are $54.8 million and $57.3 million.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

3.  INVESTMENTS (continued)

Net Unrealized Investment (Losses) Gains

Net unrealized investment (losses) gains on fixed maturities available for sale are included in the Statements of Financial Position as a component of "Accumulated other comprehensive income." Changes in these amounts include adjustments to exclude from "Other comprehensive income (loss)" those items that are included as part of "net income" for a period that also had been part of "Other comprehensive income (loss)" in earlier periods. The amounts for the years ended December 31, net of tax, are as follows:

                                                                                                             Accumulated Other
                                                                                                               Comprehensive
                                                                                                               Income (Loss)
                                                                    Deferred                      Deferred     Related to Net
                                                    Unrealized       Policy     Policyholders'   Income Tax      Unrealized
                                                   Gains (Losses)  Acquisition     Account       (Liability)     Investment
                                                   on Investments     Costs        Balances        Benefit     Gains (Losses)
                                                   -------------- ------------- -------------    ----------- ----------------
                                                                                     (In Thousands)
Balance, December 31, 1998                            $  5,233       $ (3,545)      $    987       $ (1,082)      $  1,593

  Net investment gains (losses) on investments
  arising during the period                            (28,794)            --             --         10,366        (18,428)

  Reclassification adjustment for gains (losses)
  included in net income                                 4,610             --             --         (1,660)         2,950

  Impact of net unrealized investment gains
  (losses) on deferred policy acquisition costs             --         14,681             --         (5,285)         9,396

  Impact of net unrealized investment gains
  (losses) on policyholders' account balances               --             --         (2,499)           900         (1,599)
                                                      --------       --------       --------       --------       --------

Balance, December 31, 1999                             (18,951)        11,136         (1,512)         3,239         (6,088)

  Net investment gains (losses) on investments
  arising during the period                             12,620             --             --         (4,454)         8,166

  Reclassification adjustment for gains (losses)
  included in net income                                 4,324             --             --         (1,526)         2,798

  Impact of net unrealized investment
  gains (losses) on deferred policy acquisition             --        (10,161)            --          3,658         (6,503)

  Impact of net unrealized investment gains
  (losses) on policyholders' account balances               --             --          1,350           (486)           864

                                                      --------       --------       --------       --------       --------
Balance, December 31, 2000                              (2,007)           975           (162)           431           (763)

  Net investment gains (losses) on investments
  arising  during the period                             5,938             --             --         (2,138)         3,800

  Reclassification adjustment for gains (losses)
  included in net income                                 7,807             --             --         (2,810)         4,997

  Impact of net unrealized investment gains
  (losses) on deferred policy acquisition costs             --         (8,109)            --          2,919         (5,190)


  Impact of net unrealized investment gains
  (losses) on policyholders' account balances               --             --          1,376           (496)           880
                                                      --------       --------       --------       --------       --------
Balance, December 31, 2001                            $ 11,738       $ (7,134)      $  1,214       $ (2,094)      $  3,724
                                                      ========       ========       ========       ========       ========

Pruco Life Insurance Company of New Jersey

--------------------------------------------------------------------------------
Notes to Financial Statements

4.       DEFERRED POLICY ACQUISITION COSTS

The balance of and changes in deferred policy acquisition costs for the year ended December 31, are as follows:

                                                              2001               2000             1999
                                                           ---------           ---------       ---------
                                                                           (In Thousands)
Balance, Beginning of Year                                 $ 116,653           $ 129,184       $ 113,923
Capitalization of Commissions, Sales and Issue
Expenses                                                      25,953              10,638          13,439
Amortization                                                 (15,522)            (13,008)        (12,859)
Change in Unrealized Investment (Gains) Losses                (8,109)            (10,161)         14,681
                                                           ---------           ---------       ---------
Balance, End of Year                                       $ 118,975           $ 116,653       $ 129,184
                                                           =========           =========       =========

5.  POLICYHOLDERS' LIABILITIES

Future policy benefits and other policyholder liabilities at December 31 are as follows:

                                                  2001              2000
                                             --------------     --------------
                                                      (In Thousands)

         Life Insurance                      $   114,698         $  103,557
         Annuities                                 4,702              4,661
                                             --------------      -------------
                                             $   119,400         $  108,218
                                             ==============      =============

Life insurance liabilities include reserves for death benefits. Annuity liabilities include reserves for annuities that are in payout status.

The following table highlights the key assumptions generally utilized in calculating these reserves:

      Product                       Mortality                       Interest Rate            Estimation Method
-----------------------  ------------------------------------  ----------------------- ------------------------------
Life Insurance           Generally rates                            2.5% to 11.25%     Net level premium based
Variable and             guaranteed in calculating                                     on non-forfeiture interest
Interest-Sensitive       cash surrender values                                         rate

Life Insurance  -        Best estimate plus a provision for          6.5% to 6.75%     Net level premium plus a
Term Insurance           adverse deviation                                             provision for adverse
                                                                                       deviation

Individual               Mortality table varies based on            6.25% to 8.75%     Present value of expected
Annuities                the issue year of the contract.                               future payment based on
                         Current table (for 1998 and later                             historical experience
                         issues) is the Annuity 2000
                         Mortality Table


 Policyholders' account balances at December 31, are as follows:

                                                    2001               2000
                                                -------------      -------------
                                                          (In Thousands)

         Interest-Sensitive Life Contracts      $  345,344         $  332,761
         Individual Annuities                      111,828            101,681
                                                -------------      -------------
                                                $  457,172         $  434,442
                                                =============      =============

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

5.  POLICYHOLDERS' LIABILITIES (continued)

Policyholders' account balances for interest-sensitive life and individual annuities are equal to policy account values plus unearned premiums. The policy account values represent an accumulation of gross premium payments plus credited interest less withdrawals, expenses, and mortality charges.

Certain contract provisions that determine the policyholder account balances are as follows:

           Product                           Interest Rate                Withdrawal / Surrender Charges
---------------------------------    ----------------------------      ----------------------------------
Interest Sensitive Life Contracts            3.0% to 6.75%              Various up to 10 years


Individual Annuities                         3.0% to 6.0%               0% to 7% for up to 9 years

6.  REINSURANCE

The Company participates in reinsurance with Prudential and other companies, in order to provide greater diversification of business, provide additional capacity for future growth and limit the maximum net loss potential arising from large risks. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The likelihood of a material reinsurance liability reassumed by the Company is considered to be remote.

Reinsurance amounts included in the Statement of Operations and Comprehensive Income for the years ended December 31 are below.

                                               2001         2000        1999
                                             --------     --------    --------
                                                         (In Thousands)

Reinsurance Premiums ceded - affiliated      $  (257)      $   (19)      $ (17)
Reinsurance Premiums ceded - unaffiliated    $(2,540)      $  (445)      $  --

Policyholders' Benefits ceded                $   762       $   110       $  --

Reinsurance recoverables, included in "Other assets" in the Company's Statements of Financial Position, at December 31 were as follows:

                                                 2001          2000
                                             -----------   -----------
                                                   (In Thousands)

     Life Insurance - affiliated                 $ 2,416         $ 369
                                             ===========   ===========

    The gross and net amounts of life insurance in force at December 31, were as follows:

                                               2001               2000               1999
                                               ----               ----               ----
                                                              (In Thousands)
Life Insurance Face Amount In Force        $ 11,071,045       $  7,874,501       $  7,523,324

Ceded To Other Companies                     (3,697,344)          (673,474)            (1,763)
                                           ------------       ------------       ------------
Net Amount of Life Insurance In Force      $  7,373,701       $  7,201,027       $  7,521,561
                                           ============       ============       ============

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

7.  INCOME TAXES

The components of income taxes for the years ended December 31, are as follows:

                                       2001           2000           1999
                                     --------       --------       --------
                                                   (In Thousands)
Current Tax Expense (Benefit):
   U.S                               $ (3,756)      $ 15,365       $  6,769
   State and Local                        153             --            178
                                     --------       --------       --------
 Total                                 (3,603)        15,365          6,947
                                     --------       --------       --------


Deferred Tax Expense (Benefit):
   U.S                                 10,019         (3,211)           (54)
   State and Local                         88            545             (2)
                                     --------       --------       --------
   Total                               10,107         (2,666)           (56)
                                     --------       --------       --------

 Total Income Tax Expense            $  6,504       $ 12,699       $  6,891
                                     ========       ========       ========

The income tax expense for the years ended December 31, differs from the amount computed by applying the expected federal income tax rate of 35% to income from operations before income taxes for the following reasons:

                                           2001           2000           1999
                                         --------       --------       --------
                                                       (In Thousands)

Expected Federal Income Tax Expense      $  7,734       $ 12,699       $  6,891
State and Local Income Taxes                  157            354            114
Non taxable investment income              (1,558)          (843)          (878)
Other                                         171            489            764
                                         --------       --------       --------
Total Income Tax Expense                 $  6,504       $ 12,699       $  6,891
                                         ========       ========       ========

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

                                                      2001          2000
                                                    --------      --------
                                                          (In Thousands)
Deferred Tax Assets
   Insurance Reserves                               $  7,331      $ 15,961
   Investments                                         1,061          (914)
                                                    --------      --------
   Deferred Tax Assets                                 8,392        15,047
                                                    --------      --------

Deferred Tax Liabilities
   Deferred Acquisition Costs                         35,233        34,249
   Net Unrealized (Gains) Losses on Securities         4,226          (723)
   Other                                               1,835         1,791
                                                    --------      --------
   Deferred Tax Liabilities                           41,294        35,317
                                                    --------      --------

Net Deferred Tax Liability                          $ 32,902      $ 20,270
                                                    ========      ========


Management believes that based on its historical pattern of taxable income, the Company will produce sufficient income in the future to realize its deferred tax assets after valuation allowance. Adjustments to the valuation allowance will be made if there is a change in management's assessment of the amount of the deferred tax asset that is realizable. At December 31, 2001 and 2000, respectively, the Company had no federal operating loss carryforwards and $4 million of state operating loss carryforwards for tax purposes, which will expire in 2021.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

7.  INCOME TAXES (continued)

The Internal Revenue Service (the "Service") has completed all examinations of the consolidated federal income tax returns through 1992. The Service has examined the years 1993 through 1995. The Service has completed its examination of 1996 and has begun its examination of 1997 through 2000. Discussions are being held with the Service with respect to proposed adjustments. Management, however, believes there are adequate defenses against, or sufficient reserves to provide for such adjustments.

8.  STATUTORY NET INCOME AND SURPLUS

The Company is required to prepare statutory financial statements in accordance with accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance. Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions and valuing investments, deferred taxes, and certain assets on a different basis.

Statutory net income (loss) of the Company amounted to $(12.1) million, $21.3 million, and $20.2 million for the years ended December 31, 2001, 2000, and 1999, respectively. Statutory surplus of the Company amounted to $111.5 million and $294.3 million at December 31, 2001 and 2000, respectively.

In March 1998, the NAIC adopted the Codification of Statutory Accounting Principles guidance ("Codification"), which replaces the current Accounting Practices and Procedures manual as the NAIC's primary guidance on statutory accounting as of January 1, 2001. Codification provides guidance for areas where statutory accounting has been silent and changes current statutory accounting in certain areas. The Company has adopted the Codification guidance effective January 1, 2001. As a result of these changes, the Company reported an increase to statutory surplus of $7 million, primarily relating to the recognition of deferred tax assets.


9.  FAIR VALUE OF FINANCIAL INSTRUMENTS

The estimated fair values presented below have been determined using available market information and by applying valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. Estimates of fair values may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the estimated fair values. The following methods and assumptions were used in calculating the estimated fair values (for all other financial instruments presented in the table, the carrying value approximates estimated fair value).

Fixed maturities
Estimated fair values for fixed maturities, other than private placement securities, are based on quoted market prices or estimates from independent pricing services. Generally, fair values for private placement securities are estimated using a discounted cash flow model which considers the current market spreads between the U.S. Treasury yield curve and corporate bond yield curve, adjusted for the type of issue, its current credit quality and its remaining average life. The estimated fair value of certain non-performing private placement securities is based on amounts estimated by management.

Policy loans
The estimated fair value of policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayment patterns.

Investment contracts
For individual deferred annuities and other deposit liabilities, fair value approximates carrying value.

Derivative financial instruments
See note 10 for disclosure of fair value on these instruments.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

9.  FAIR VALUE OF FINANCIAL INSTRUMENTS (continued)


The following table discloses the carrying amounts and estimated fair values of the Company's financial instruments at December 31:

                                                          2001                             2000
                                              --------------------------      ---------------------------
                                                Carrying       Estimated        Carrying        Estimated
                                                 Value        Fair Value          Value        Fair Value
                                              ----------      ----------      ----------       ----------
                                                                     (In Thousands)
Financial Assets:
   Fixed Maturities:
       Available for Sale                     $  490,734      $  490,734      $  612,851      $  612,851
       Held to Maturity                             --              --             7,470           7,259
   Policy loans                                  158,754         169,701         152,111         156,786
   Short-Term Investments                         32,983          32,983          28,759          28,759
   Cash and Cash Equivalents                      58,212          58,212          65,237          65,237
   Separate Accounts Assets                    1,631,113       1,631,113       1,805,584       1,805,584

Financial Liabilities:
   Investment Contracts                       $  117,694      $  117,694      $  102,255      $  102,255
   Cash Collateral for Loaned Securities          36,092          36,092          48,309          48,309
   Securities Sold Under Agreements
       to Repurchase                              18,514          18,514           9,754           9,754
   Separate Accounts Liabilities               1,631,113       1,631,113       1,805,584       1,805,584

10. DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS

Adoption of Statement of Financial Accounting Standards No. 133

The Company adopted SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" as amended, on January 1, 2001. The adoption of this statement did not have a material impact on the results of operations of the Company.

Derivative Financial Instruments

A derivative is a financial instrument whose value is derived from interest rates, foreign exchange rates, financial indices, or the value of securities or commodities. Derivative financial instruments used by the Company include swaps, futures, forwards and option contracts and may be exchange-traded or contracted in the over-the-counter market. The Company uses derivative financial instruments to seek to reduce market risk from changes in interest rates and to alter interest rate or currency exposures arising from mismatches between assets and liabilities. All of the Company's derivatives are classified as other than trading. As of December 31, 2001, none of the Company's derivatives qualifies for hedge accounting treatment, therefore they are shown at fair value, with changes in fair value reported in current earnings.

Futures
The Company uses exchange-traded Treasury futures and options to reduce market risk from changes in interest rates, and to manage the duration of assets and the duration of liabilities supported by those assets. In exchange-traded futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which are determined by the value of designated classes of Treasury securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures and options with regulated futures commissions merchants who are members of a trading exchange. The fair value of futures and options is based on market quotes.

Treasury futures move substantially in value as interest rates change and can be used to either modify or hedge existing interest rate risk. This strategy protects against the risk that cash flow requirements may necessitate liquidation of investments at unfavorable prices resulting from increases in interest rates. This strategy can be a more cost effective way of temporarily reducing the Company's exposure to a market decline than selling fixed income securities and purchasing a similar portfolio when such a decline is believed to be over.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

10. DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (continued)

If futures meet hedge accounting criteria, changes in their fair value are deferred and recognized as an adjustment to the carrying value of the hedged item. Deferred gains or losses from the hedges for interest-bearing financial instruments are amortized as a yield adjustment over the remaining lives of the hedged item. Futures that do not qualify as hedges are carried at fair value with changes in value reported in current period earnings. The notional and fair value of futures contracts was $37.0 million and $.03 million at December 31, 2001, respectively. The notional and fair value of futures contracts was $3.6 million and $.1 million at December 31, 2000, respectively.

Credit Risk
The current credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral where appropriate and customary. The Company also attempts to minimize its exposure to credit risk through the use of various credit monitoring techniques. All of the net credit exposure for the Company from derivative contracts is with investment-grade counterparties. As of December 31, 2000, 100% of the notional consisted of interest rate derivatives.


11. CONTINGENCIES AND LITIGATION

Prudential and the Company are subject to legal and regulatory actions in the ordinary course of their businesses, including class actions. Pending legal and regulatory actions include proceedings relating to aspects of the businesses and operations that are specific to the Company and Prudential and that are typical of the businesses in which the Company and Prudential operate. Some of these proceedings have been brought on behalf of various alleged classes of complainants. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages.

Beginning in 1995, regulatory authorities and customers brought significant regulatory actions and civil litigation against the Company and Prudential involving individual life insurance sales practices. In 1996, Prudential, on behalf of itself and many of its life insurance subsidiaries including the Company entered into settlement agreements with relevant insurance regulatory authorities and plaintiffs in the principal life insurance sales practices class action lawsuit covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995. Pursuant to the settlements, the companies agreed to various changes to their sales and business practices controls, to a series of fines, and to provide specific forms of relief to eligible class members. Virtually all claims by class members filed in connection with the settlements have been resolved and virtually all aspects of the remediation program have been satisfied. While the approval of the class action settlement is now final, Prudential and the Company remain subject to oversight and review by insurance regulators and other regulatory authorities with respect to its sales practices and the conduct of the remediation program. The U.S. District Court has also retained jurisdiction as to all matters relating to the administration, consummation, enforcement and interpretation of the settlements.

As of December 31, 2001, Prudential and/or the Company remained a party to approximately 44 individual sales practices actions filed by policyholders who "opted out" of the class action settlement relating to permanent life insurance policies issued in the United States between 1982 and 1995. In addition, there were 19 sales practices actions pending that were filed by policyholders who were members of the class and who failed to "opt out" of the class action settlement. Prudential and the Company believe that those actions are governed by the class settlement release and expects them to be enjoined and/or dismissed. Additional suits may be filed by class members who "opted out" of the class settlements or who failed to "opt out" but nevertheless seek to proceed against Prudential and/or the Company. A number of the plaintiffs in these cases seek large and/or indeterminate amounts, including punitive or exemplary damages. Some of these actions are brought on behalf of multiple plaintiffs. It is possible that substantial punitive damages might be awarded in any of these actions and particularly in an action involving multiple plaintiffs.

Prudential has indemnified the Company for any liabilities incurred in connection with sales practices litigation covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995.

The Company's litigation is subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters should not have a material adverse effect on the Company's financial position.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

12. DIVIDENDS

The Company is subject to New Jersey law which requires any shareholder dividend or distribution must be filed with the New Jersey Commissioner of Insurance. Cash dividends may only be paid out of earned surplus derived from realized net profits. The Company received approval from the New Jersey Commissioner of Insurance to pay an extraordinary dividend to its Parent in 2001 of $186 million.


13. RELATED PARTY TRANSACTIONS

The Company has extensive transactions and relationships with Prudential and other affiliates. It is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

Expense Charges and Allocations
All of the Company's expenses are allocations or charges from Prudential or other affiliates. These expenses can be grouped into the following categories: general and administrative expenses, retail distribution expenses and asset management fees.

The Company's general and administrative expenses are charged to the Company using allocation methodologies based on business processes. Management believes that the methodology is reasonable and reflects costs incurred by Prudential to process transactions on behalf of the Company. Prudential and the Company operate under service and lease agreements whereby services of officers and employees, supplies, use of equipment and office space are provided by Prudential.

The Company is allocated estimated distribution expenses from Prudential's retail agency network for both its domestic life and annuity products. The Company has capitalized certain of these distribution expenses as deferred policy acquisition costs. Beginning April 1, 2000, Prudential and the Company agreed to revise the estimate of allocated distribution expenses to reflect a market based pricing arrangement.

In accordance with a profit sharing agreement with Prudential that was in effect through December 31, 2000, the Company received fee income from policyholder account balances invested in the Prudential Series Funds ("PSF"). These revenues were recorded as "Asset management fees" in the Statements of Operations and Comprehensive Income. The Company was charged an asset management fee by Prudential Global Asset Management ("PGAM") and Jennison Associates LLC ("Jennison") for managing the PSF portfolio. These expenses are a component of general, administrative and other expenses.

On September 29, 2000, the Board of Directors for the Prudential Series Fund, Inc. ("PSFI") adopted resolutions to terminate the existing management agreement between PSFI and Prudential, and has appointed another subsidiary of Prudential as the fund manager for PSF. The change was approved by the shareholders of the PSFI during early 2001 and effective January 1, 2001, the Company will no longer receives fees associated with the PSF. In addition, the Company will no longer incur the asset management expense from PGAM and Jennison associated with the PSF.

Corporate Owned Life Insurance
The Company has sold a Corporate Owned Life Insurance ("COLI") policy to Prudential. The cash surrender value included in Separate Accounts was $165.7 million and $182.4 million at December 31, 2001 and December 31, 2000, respectively.

Reinsurance
The Company currently has a reinsurance agreement in place with Prudential ("the reinsurer"). The reinsurance agreement is a yearly renewable term agreement in which the Company may offer and the reinsurer may accept reinsurance on any life in excess of the Company's maximum limit of retention. The Company is not relieved of its primary obligation to the policyholder as a result of these reinsurance transactions. These agreements had no material effect on net income for the years ended December 31, 2001, 2000, and 1999.

Debt Agreements
In July 1998, the Company established a revolving line of credit facility with Prudential Funding LLC, a wholly-owned subsidiary of Prudential. There is no outstanding debt relating to this credit facility as of December 31, 2001.

                        Report of Independent Accountants



   To the Board of Directors and Stockholder of Pruco Life Insurance Company of New Jersey

   In our opinion, the financial statements listed in the accompanying index present fairly, in all material aspects, the financial position of Pruco Life Insurance Company of New Jersey (an indirect, wholly-owned subsidiary of The Prudential Insurance Company of America) at December 31, 2001 and 2000, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2001, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


   PricewaterhouseCoopers LLP
   New York, New York
   February 21, 2002

                                     PART II

                                OTHER INFORMATION

                           UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                     REPRESENTATION WITH RESPECT TO CHARGES

Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey") represents that the fees and charges deducted under the PRUvider Variable Appreciable Life Insurance Contracts registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by the depositor.

                   UNDERTAKING WITH RESPECT TO INDEMNIFICATION

The Registrant, in connection with certain affiliates, maintains various insurance coverages under which the underwriter and certain affiliated persons may be insured against liability which may be incurred in such capacity, subject to the terms, conditions, and exclusions of the insurance policies.

New Jersey, being the state or organization of Pruco Life of New Jersey, permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions on New Jersey law permitting indemnification can be found in Section 14A:3-5 of the New Jersey Statutes Annotated. The text of Pruco Life of New Jersey"s By-law, Article V, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit 1.A.(6)(c) to its Form S-6, Registration No. 333-85117, filed August 13, 1999.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

The facing sheet.

Cross-reference to items required by Form N-8B-2.

The prospectus consisting of XX pages.

The undertaking to file reports.

The representation with respect to charges.

The undertaking with respect to indemnification.

The signatures.

Written consents of the following persons:

     1.   PricewaterhouseCoopers LLP, independent accountants.

     2.   Clifford E. Kirsch, Esq.

     3.   Candace J. Woods, FSA, MAAA


The following exhibits:


     1. The following exhibits correspond to those required by paragraph A of the instructions as to exhibits in Form N-8B-2:

          A.    (1)     Resolution of Board of Directors of Pruco Life Insurance Company of New Jersey establishing the Pruco Life of New Jersey Variable Appreciable Account.  (Note 2)
                (2)     Not Applicable.
                (3)     Distributing Contracts:
                        (a)      Distribution Agreement between Pruco Securities Corporation and Pruco Life Insurance Company of
                                 New Jersey.  (Note 8)
                        (b)      Proposed form of Agreement between Pruco Securities Corporation and independent brokers with respect to the Sale of the Contracts.  (Note 8)
                        (c)      Schedules of Sales Commissions.  (Note 8)
                (4)     Not Applicable.
                (5)     PRUvider Variable Appreciable Life Insurance Contract. (Note 8)
                (6)     (a)      Articles of Incorporation of Pruco Life Insurance Company of New Jersey, as amended March 11, 1983.
                                 (Note 2)
                        (b)      Certificate of Amendment of the Articles of Incorporation of Pruco Life Insurance Company of New
                                 Jersey, February 12, 1998. (Note 10)
                        (c)      By-laws of Pruco Life Insurance Company of New Jersey, as amended August 4, 1999.  (Note 3)
                (7)     Not Applicable.
                (8)     Not Applicable.
                (9)     Not Applicable.
               (10)     (a)      Application Form.  (Note 5)
                        (b)      Supplement to the Application for PRUvider Variable Appreciable Life Insurance Contract.  (Note 9)
               (11)     Form of Notice of Withdrawal Right.  (Note 8)
               (12)     Memorandum  describing  Pruco  Life Insurance Company  of  New Jersey's issuance,  transfer, and  redemption procedures  for the Contracts pursuant to Rule 6e-3(b)(12)(iii) and method of computing cash adjustment upon
                        exercise of right  to exchange for fixed-benefit insurance pursuant   to Rule 6e-3(T)(b)(13)(v)(B). (Note 6)
               (13)     Available Contract Riders.
                        (a)      Rider for Insured's Payment of Premium Benefit. (Note 8)
                        (b)      Rider for Applicant's Payment of Premium Benefit. (Note 8)

                        (c)      Rider for Insured's Accidental Death and Dismemberment Benefit. (Note 8)
                        (d)      Rider for Option to Purchase Additional Insurance on Life of Insured.  (Note 8)
                        (e)      Rider for Term Insurance Benefit on Life of Insured-Decreasing Amount.  (Note 8)
                        (f)      Rider for Term Insurance Benefit on Life of Insured Spouse-Decreasing Amount.
                                 (Note 8)
                        (g)      Rider for Level Term Insurance Benefit on Dependent Children.  (Note 8)
                        (h)      Rider for Level Term Insurance Benefit on Dependent Children-from Term Conversions.  (Note 8)
                        (i)      Rider for Level Term Insurance Benefit on Dependent Children-from Term Conversions or Attained Age
                                 Change.  (Note 8)
                        (j)      Living Needs Benefit Rider for use in New York.  (Note 8)
                        (k)      Endorsement altering the Assignment provision ORD 89224-94-P  NY.  (Note 8)

     2.   See Exhibit 1.A.(5).

     3. Opinion and Consent of Clifford E. Kirsch, Esq. as to the legality of the securities being registered. (Note 1)

     4.   None.

     5.   Not Applicable.


     6. Opinion and Consent of Candace J. Woods, FSA, MAAA, as to actuarial matters pertaining to the securities being registered. (Note 1)


     7.   Indemnification Agreement.  (Note 8)


     8.   Powers of Attorney:
          (a)   William J. Eckert, IV, David R. Odenath, Jr.  (Note 4)
          (b)   James J. Avery, Jr. (Note 7)
          (c)   Ronald P. Joelson  (Note 11)
          (d) Vivian L. Banta, Richard J. Carbone, Helen M. Galt, Jean D. Hamilton (Note 12)


(Note    1)    Filed herewith.

(Note    2)    Incorporated by reference to  Post-Effective  Amendment No. 26 to
               Form S-6, Registration No. 2-89780, filed April 28, 1997, on behalf of the Pruco Life of New Jersey Variable Appreciable
               Account.

(Note    3)    Incorporated   by  reference  to  Form  S-6,   Registration   No.
               333-85117, filed August 13, 1999 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.

(Note    4)    Incorporated  by reference to  Pre-Effective  Amendment  No. 1 to form S-6, Registration No. 333-49334, filed February 8, 2001 on behalf of the Pruco Life of New Jersey Variable Appreciable
               Account.

(Note    5)    Incorporated   by  reference  to  Form  S-6,   Registration   No.
               333-07451,  filed  July  2,  1996 on  behalf  of the  Pruco  Life
               Variable Appreciable Account.

(Note    6)    Incorporated  by reference to  Post-Effective  Amendment No. 6 to this Registration Statement, filed April 25, 1996.

(Note    7)    Incorporated by reference to Post- Effective  Amendment No. 10 to
               Form S-1, Registration No. 33-20018, filed April 9, 1998 on behalf of the Pruco Life of New Jersey Variable Contract Real
               Property Account.

(Note    8)    Incorporated  by reference to  Post-Effective  Amendment No. 7 to this Registration Statement, filed April 28, 1997.

(Note    9)    Incorporated  by reference to  Post-Effective  Amendment No. 8 to this Registration Statement, filed April 24, 1998.

(Note   10)    Incorporated  by reference to  Post-Effective  Amendment No.12 to
               Form S-1, Registration No. 33-20018, filed April 19, 1999 on behalf of the Pruco Life of New Jersey Variable Contract Real
               Property Account.

(Note   11)    Incorporated  by reference to  Post-Effective  Amendment No.14 to
               Form S-1, Registration No. 33-20018, filed April 10, 2001 on behalf of the Pruco Life of New Jersey Variable Contract Real
               Property Account.


(Note   12)    Incorporated  by reference to  Post-Effective  Amendment  No.5 to
               Form S-6, Registration No. 333-85117, filed June 28, 2001 on behalf of the Pruco Life of New Jersey Variable Appreciable
               Account.


Please note: A Post-Effective Amendment No.1 was not filed for this Registration Statement.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, the Registrant, the Pruco Life of New Jersey PRUvider Variable Appreciable Account, certifies that this Amendment is filed solely for one or more of the purposes specified in Rule 485(b)(1) under the Securities Act of 1933 and that no material event requiring disclosure in the prospectus, other than one listed in Rule 485(b)(1), has occurred since the effective date of the most recent Post-Effective Amendment to the Registration Statement which included a prospectus and has caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal hereunto affixed and attested, all in the city of Newark and the State of New Jersey, on this 22nd day of April, 2002.


(Seal)                    Pruco Life of New Jersey Variable Appreciable Account
                                                (Registrant)

                          By: Pruco Life Insurance Company of New Jersey
                                                (Depositor)



Attest:  /s/ Thomas C. Castano                By:  /s/ Andrew J. Mako
         ----------------------------------        ---------------------------
         Thomas C. Castano                         Andrew J. Mako
         Assistant Secretary                       Executive Vice President


Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 14 to the Registration Statement has been signed below by the following persons in the capacities indicated on this 22nd day of April, 2002.



                      Signature and Title
                      -------------------



/s/ *
--------------------------------------
Vivian J. Banta
President, Chairperson and Director


/s/ *                                       *By: /s/ Thomas C. Castano
--------------------------------------           -------------------------------
William J. Eckert, IV                            Thomas C. Castano
Vice President and Chief Accounting Officer      (Attorney-in-Fact) *


/s/*
--------------------------------------
James J. Avery, Jr.
Director


/s/ *
--------------------------------------
Richard J. Carbone
Director

/s/ *
--------------------------------------
Helen M. Galt
Director

/s/ *
--------------------------------------
Jean D. Hamilton
Director


/s/ *
--------------------------------------
Ronald P. Joelson
Director

/s/ *
--------------------------------------
David R. Odenath, Jr.
Director

                       Consent of Independent Accountants



We hereby consent to the use in this Registration Statement on Form S-6 (the "Registration Statement") of our report dated April 15, 2002, relating to the financial statements of the PRUvider Variable Appreciable Life Subaccounts of Pruco Life of New Jersey Variable Appreciable Account, which appears in such
Registration Statement. We also consent to the use in this Registration Statement of our report dated February 21, 2002, relating to the financial statements of Pruco Life Insurance Company of New Jersey, which appears in such Registration Statement. We also consent to the reference to us under the heading "Experts" in this Prospectus.


PricewaterhouseCoopers LLP

New York, New York
April 22, 2002

                                  EXHIBIT INDEX


              Consent of PricewaterhouseCoopers LLP, independent accountants.              Page II-5


     3.       Opinion and Consent of Clifford E.  Kirsch,  Esq. as to the legality         Page II-7
              of the securities being registered.


     6.       Opinion and Consent of Candace J. Woods,  FSA, MAAA, as to actuarial         Page II-8
              matters pertaining to the securities being registered.

